                                                                    Exhibit 10.3

                                                                           Final
                                                                       Execution

                               695 ATLANTIC AVENUE
                              BOSTON, MASSACHUSETTS
                          Lease dated February 21, 1997


                            ARTICLE I REFERENCE DATA

1.1 Subjects Referred To
Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Article:

LANDLORD: LANDMAN OMNIBUS V LIMITED PARTNERSHIP, a Massachusetts limited partnership

LANDLORD'S ORIGINAL ADDRESS: c/o Berkeley Investments, Inc.
                             101 Federal Street
                             Boston, MA 02110

LANDLORD'S REPRESENTATIVE:   Peter Merrigan

TENANT: Applied Language Technologies, Inc., a Delaware corporation

TENANT'S NOTICE ADDRESS:     Prior to the Commencement Date:
                             215 First Street
                             Cambridge, MA 02142

                             From and After the Commencement Date:
                             695 Atlantic Avenue
                             Boston, MA 02111

TENANT'S REPRESENTATIVE:     Arthur Haberman

SCHEDULED TERM COMMENCEMENT DATE:  May 1, 1997

TENANTS SPACE:               12,530 square feet of rentable space on the third
                             (3rd) floor of the Building, as shown on the floor plan attached as Exhibit A hereto

RENTABLE AREA OF TENANT'S SPACE: 12,530 rentable square feet. The Premises shall conclusively be deemed to contain
                                 12,530 rentable square feet for all
                                 purposes under this Lease, and no
                                 measurement or remeasurement of the
                                 Premises shall be conducted or required
                                 for any purpose under this Lease.

TERM: Sixty-one (61) calendar months (plus the partial month, if any, immediately following the Commencement Date)

ANNUAL FIXED RENT:            Rate                      Annual         Monthly
                              ----                      Amount         Amount
                                                        ------         ------

Lease Year 1:                 $19.32 per annum per    $262,252.90    $20,173.30
(thirteen months)             rentable square foot

Lease Year 2:                 $20.32 per annum per    $254,609.60    $21,217.47
(commences thirteen months,   rentable square foot
plus partial month, if any,
after the Commencement Date)

Lease Year 3:                 $21.32 per annum per    $267,139.60    $22,261.63
                              rentable square foot

Lease Year 4:                 $22.32 per annum per    $279,669.60    $23,305.80
                              rentable square foot

Lease Year 5:                 $23.32 per annum per    $292,199.60    $24,349.97
                              rentable square foot

    Note: See Section 2.5 for partial rental abatement for first two months.

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TENANT'S OPERATING
EXPENSE AND TAX BASE:   The Operating Expenses and Taxes allocable to the
                        Premises, on a square footage basis, during calendar year 1997, adjusted, however, as if Tenant had been in occupancy of the Premises for the entirety of calendar year 1997

SECURITY DEPOSIT:       $200,000 Letter of Credit (see Section 2.8)

ELECTRICITY:            Paid by Tenant pursuant to Section 2.5

RENTABLE FLOOR AREA OF THE BUILDING: 173,177 Rentable Square Feet

PERMITTED USES:         General office purposes only

COMMERCIAL GENERAL
LIABILITY INSURANCE:    Personal Injury and Property Damage Limits -
                        $2,000,000 each

CONTRACTOR'S LIABILITY INSURANCE: $2,000,000

BROKER(S): Spaulding & Slye Company and
            The Columbia Group

1.2     Exhibits. There are incorporated as a part of this Lease:

        EXHIBIT A - Floor Plan of the Premises

        EXHIBIT B - Commencement Date Agreement

        EXHIBIT C - Form of Letter of Credit

        EXHIBIT D - List of Plans for Leasehold Improvements

        EXHIBIT E - Landlord's Services

        EXHIBIT F - Rules and Regulations

        EXHIBIT G - Subordination, Non-Disturbance and Attornment Agreement

                                TABLE OF CONTENTS

ARTICLE I REFERENCE DATA
        ..............................................................  1

1.1     Subjects Referred To .........................................  1

1.2     Exhibits .....................................................  3

ARTICLE II PREMISES, TERM AND RENT

        .............................................................. 10

2.1     The Premises
        .............................................................. 10

2.2     Rights to Use Common Facilities
        .............................................................. 10

2.3     Landlord's Reservations
        .............................................................. 10

2.4     Habendum
        .............................................................. 10

2.6     Adjustments for Operating Expenses and Taxes
        .............................................................. 11

2.7     Due Date of Additional Payments; Change in Accounting Period
        .............................................................. 15

2.8     Letter of Credit
        .............................................................. 15

ARTICLE III: ALTERATIONS AND ADDITIONS
        .............................................................. 17

3.1     Initial Fit-Up
        .............................................................. 17

3.2     Work Delays
        .............................................................. 18

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3.3     Plans and Approvals
        .............................................................. 18

3.4     Construction Provisions
        .............................................................. 20

ARTICLE IV LANDLORD'S COVENANTS;
        INTERRUPTIONS AND DELAYS
        .............................................................. 22

4.1     Services Furnished by Landlord
        .............................................................. 22

4.2     Additional Services Available to Tenant
        .............................................................. 22

4.3     Roof, Exterior Wall, Floor Slab, and Common Facility Repair
        .............................................................. 22

4.4     Access
        .............................................................. 22

4.5     Heat and Air Conditioning
        .............................................................. 22

4.6     Quiet Enjoyment
        .............................................................. 23

4.7     Interruptions and Delays in Service and Repairs, etc.
        .............................................................. 23

4.8     Indemnity.
        .............................................................. 23

4.9     Insurance.
        .............................................................. 24

ARTICLE V TENANT'S COVENANTS
        .............................................................. 25

5.1     Payments
        .............................................................. 25

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5.2     Repair and Yield Up
        .............................................................. 25

5.3     Use
        .............................................................. 26

5.4     Obstructions, Items Visible from Exterior; Rules and Regulations
        .............................................................. 26

5.5     Safety Appliances
        .............................................................. 26

5.6     Assignment; Sublease
        .............................................................. 27

5.7     Indemnity; Insurance
        .............................................................. 28

5.8     Personal Property at Tenant's Risk
        .............................................................. 29

5.9     Right of Entry
        .............................................................. 29

Upon
        .............................................................. 29

Floor Load; Prevention of Vibration and Noise
        .............................................................. 29

5.11    Personal Property Taxes
        .............................................................. 30

5.12    Signs
        .............................................................. 30

5.13    Compliance with Insurance Regulations
        .............................................................. 30

ARTICLE VI CASUALTY AND TAKING
        .............................................................. 31

6.1     Termination or Restoration; Rent Adjustment; Demolition
        .............................................................. 31

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6.2     Eminent Domain
        .............................................................. 31

6.3     Temporary Taking
        .............................................................. 32

ARTICLE VII DEFAULT
        .............................................................. 33

7.1     Events of Default
        .............................................................. 33

7.2     Damages
        .............................................................. 23

ARTICLE VIII MISCELLANEOUS
        .............................................................. 36

8.1     [Intentionally omitted]
        .............................................................. 36

8.2     Notice of Lease; Consent and Approval; Notices; Bind and Inure
        .............................................................. 36

8.3     Landlord's Failure to Enforce
        .............................................................. 36

8.4     Acceptance of Partial Payments of Rent; Delivery of Keys
        .............................................................. 37

8.5     Cumulative Remedies
        .............................................................. 37

8.6     Partial Invalidity
        .............................................................. 37

8.7     Self-Help
        .............................................................. 37

8.8     Estoppel Certificates
        .............................................................. 38

8.9     Waiver of Subrogation
        .............................................................. 38

8.10    All Agreements Contained
        .............................................................. 38

8.11    Brokerage
        .............................................................. 39

8.12    Submission Not an Option
        .............................................................. 39

8.13    Applicable Law
        .............................................................. 39

8.14    Waiver of Jury Trial
        .............................................................. 39

8.15    Holdover
        .............................................................. 39

8.16    Force Majeure
        .............................................................. 39

8.17    Building Rehabilitation and Repair
        .............................................................. 40

8.18    Compliance with Laws and Insurance Policies
        .............................................................. 40

ARTICLE IX RIGHTS OF PARTIES HOLDING PRIOR INTERESTS
        .............................................................. 42

9.1     Lease Subordinate
        .............................................................. 42

9.2     Modification, Termination, and Cancellation
        .............................................................. 43

9.3     Rights of Holder of Mortgage
        .............................................................. 43

9.4     Assignment of Rents
        .............................................................. 44

9.5     Implementation of Article IX
        .............................................................. 44

ARTICLE X HAZARDOUS MATERIALS
        .............................................................. 45

10.1    Tenant's Obligations
        .............................................................. 45

10.2    Survival
        .............................................................. 46

                       ARTICLE II PREMISES, TERM AND RENT

2.1     The Premises

        Landlord hereby leases to Tenant and Tenant hereby hires from Landlord Tenant's Space in the Building (as hereinafter defined), excluding exterior faces of exterior walls, the common stairways and stairwells, elevators and elevator shafts, fan rooms, electric and telephone closets, janitor closets, freight elevator vestibules, and pipes, ducts, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the Building, but including all tenant special installations, stairs, special flues, dumbwaiter shafts and special air conditioning facilities, specially installed or leased telephone or electric switchboard, and if Tenant's Space includes less than the entire rentable area of any floor, excluding the common corridors, elevator lobbies and any toilets located on such floor. Tenant's Space with such exclusions is hereinafter referred to as the "Premises." The term "Building" means the two (2) contiguous buildings, the first known as The Plymouth Rock Building, being located at and numbered 695 Atlantic Avenue in Boston, Massachusetts and the second being located at and numbered 20-24 East Street in Boston, Massachusetts. "Property" means the Building and the land on which the Building is located (the "Lot").

2.2     Rights to Use Common Facilities

        Tenant shall have, as appurtenant to the Premises, rights to use in common, subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord of which Tenant is given notice, the common lobbies, corridors, stairways, elevators and loading platform of the Building, and the pipes, ducts, conduits, wires and appurtenant meters and equipment serving the Premises in common with others.

2.3     Landlord's Reservations

        Landlord reserves the right from time to time, without unreasonable interference with Tenant's use: (a) to install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building, or either, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises or Building, and (b) to alter or relocate any other common facility, provided that substitutions are substantially equivalent or better. Installations, replacements and relocations referred to in clause (a) above shall be located so far as practicable in the central core area of the Building, above ceiling surfaces, below floor surfaces or within perimeter walls of the Premises.

2.4     Habendum

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        Tenant shall have and hold the Premises for a period commencing on the date (the "Commencement Date") that is the earlier of (a) the "Completion Date" (but not earlier than May 1, 1997), as defined in Section 3.1 hereof, or (b) that date on which Tenant commences occupancy of any portion of the Premises for the Permitted Uses, and continuing for the Term unless sooner terminated as provided in Section 6.1 or Article VII. If Landlord shall be unable to deliver possession of the Premises on the Scheduled Term Commencement Date because the Premises are not completed, or due to the holding over or retention of possession of any tenant or occupant, or if repairs, improvements or decorations of the Premises or of the Building to be performed by Landlord are not completed, or for any other reason, Landlord shall not be subject to any liability for failure to deliver possession on said date, nor shall such failure affect the continuing validity of this Lease. Upon the Commencement of the Term Landlord and Tenant shall execute a Commencement Date Agreement in the form attached hereto as Exhibit C.

2.5     Monthly Fixed Rent Payments; Electricity

        Tenant shall pay, without notice, demand, offset or deduction, monthly installments of 1/12 of the Annual Fixed Rent in advance on the Commencement Date and thereafter, on the first day of each month during the Term. Annual Fixed Rent for any partial month shall be paid by Tenant at such rate on a pro rata basis, and if the Term commences on a day other than the first day of a calendar month, the first payment which Tenant shall make shall be a payment equal to a proportionate part of such Annual Fixed Rent for the partial month from the Commencement Date to the first day of the succeeding calendar month, and 1/12 of the Annual Fixed Rent for such succeeding calendar month. All rent checks shall be made payable to the order of LANDMAN 695 ATLANTIC AVENUE and mailed to Landlord c/o LandMan Omnibus, 695 Atlantic Avenue, P.O. Box 11467, Boston, Massachusetts 02111.

        Notwithstanding the foregoing, and provided Tenant is not then in default under this Lease, Tenant shall receive, as an inducement to enter into this Lease, an abatement of Annual Fixed Rent in the amount of $4,025 for each of the first two calendar months of the Term.

        Landlord shall provide a separate meter which shall measure electric consumption in the Premises. Tenant shall pay as additional rent all amounts billed by the applicable utility company when due directly to the utility company. If, for any reason, such utility charges are not separately metered at any time during the Term, Tenant shall pay as additional rent all reasonably allocated charges attributable to the furnishing of electricity to the Premises.

2.6     Adjustments for Operating Expenses and Taxes

        A.  Terms used herein are defined as follows:

        (a) "Fiscal Year" shall mean any twelve (12) month period elected by Landlord for operating purposes. Landlord's current Fiscal Year commences on January 1 of each year. If Landlord should elect to change said Fiscal Year, Landlord shall notify Tenant thereof, and all calculations required to be made at the end of a Fiscal Year shall be made and prorated accordingly.

        (b) "Operating Expenses for the Property" means the cost of operation of the Property which shall exclude costs of special services rendered to tenants (including Tenant) for which a separate charge is made, but shall include, without limitation, the following: premiums for insurance carried with respect to the Property (including insurance against loss of rent in case of fire or casualty, and such insurance as may be required by the holder of such first mortgage); compensation and all fringe benefits, worker's compensation insurance premiums and payroll taxes paid to, for or with respect to all persons engaged in the operating, repairing, maintaining, or cleaning of the Building or Lot; steam, water, tempered water, sewer, electric, gas, oil and telephone charges (excluding utility charges separately chargeable to tenants pursuant to Section
2.5 or for additional or special services); costs of building and cleaning supplies and equipment (including rental); costs of maintenance, cleaning, decorating and repairs; costs of elevator repairs and services; costs of rubbish removal; costs of snow removal and care of landscaping; depreciation for capital expenditures made by Landlord to reduce operating expenses (but only to the extent operating expenses actually are reduced), or which are required by law after the Commencement Date, together with interest on the unamortized cost at the average prime rate in effect from time to time at the two largest national banks in Boston, Massachusetts plus two (2%) percent; payments under service contracts with independent contractors or subsidiaries or affiliates of Landlord; management fees at reasonable rates consistent with the type of occupancy and the service rendered; and all other reasonable and necessary expenses paid in connection with the operation, repair, cleaning and maintenance of the Building and Lot. Any of the services may be performed by subsidiaries or affiliates of Landlord, provided that the contracts for the performance of such services shall be competitive with similar contracts and transaction with unaffiliated entities for the performance of such services in comparable buildings in the downtown Boston area.

        (c) In any Fiscal Year when the Building has an average annual occupancy rate of less than 95% then, for the purpose of this Section 2.6, those Operating Expenses for the Property which are affected by actual occupancy levels will be extrapolated as though the Building were 95% occupied; and the "Operating Expenses Allocable to the Premises" shall mean the same proportion of the Operating Expenses for the Property (as extrapolated) as the Rentable Floor Area of Tenant's Space bears to 95% of the Rentable Floor Area of the Building.

        In any Fiscal Year when the Building has an average annual occupancy rate of 95% or more, then the "Operating Expenses for the Property" shall be the actual Operating Expenses for the Property as defined in clause (b);and the "Operating

Expenses Allocable to the Premises" shall mean the same proportion of the Operating Expenses for the Property as the Rentable Floor Area of Tenant's Space bears to the Rentable Floor Area of the Building actually leased on an average annual basis for said Fiscal Year.

        In the case of any services which are not rendered to all areas on a comparable basis, the proportion allocable to Tenant's Space shall be in the same proportion which the floor area of Tenant's Space to which the service is rendered bears to the total floor area to which such service is rendered.

        (d) "Landlord's Tax Expenses" with respect to any Fiscal Year means the aggregate Real Estate Taxes on the Property with respect to that Fiscal Year, reduced by any abatements (after deducting all costs of recovery) actually received with respect to that Fiscal Year.

        (e) "Tax Expenses Allocable to the Premises" means the same proportion of the Landlord's Tax Expenses as Rentable Floor Area of Tenant's Space bears to 100% of the Rentable Floor Area of the Building.

        (f) "Real Estate Taxes" means all taxes, fees, water and sewer charges and other charges, levies and assessments (special or otherwise) of every kind and nature assessed by any governmental authority on the Lot or the Building or the Property which the Landlord shall become obligated to pay because of or in connection with the ownership, leasing and operation of the Lot, the Building, and the Property and reasonable expenses of any proceedings for abatement of taxes. The amount of special taxes or special assessments to be included shall be limited to the amount of the installment (plus any interest, other than penalty interest, payable thereon) of such special tax or special assessment required to be paid during the year in respect of which such taxes are being determined. There shall be excluded from such taxes all income, estate, succession, inheritance and transfer taxes; provided, however, that if at any time during the Term the present system of ad valorem tax of real property shall be changed so that in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Lot or Building or Property, or a federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect in the jurisdiction in which the Property is located) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes shall be included within the term "Real Estate Taxes" but only to the extent that the same would be payable if the Lot, Building or Property were the only property of Landlord.

        (g) "Premises Expenses" shall mean the sum of the Operating Expenses Allocable to the Premises and the Tax Expenses Allocable to the Premises.

        (h) The "Statement" shall mean a statement rendered to Tenant by Landlord as soon as reasonably possible after the end of each Fiscal Year. The Statement shall show the Premises Expenses for the Property, amounts already paid by Tenant for Premises Expenses (including Tenant's Operating Expense and Tax Base, amounts received for tenant electricity paid pursuant to Section 2.5 hereof, if any, and amounts paid pursuant to part C of this Section 2.6), and the amount of Premises Expenses remaining due from or overpaid by Tenant for the Fiscal Year or fraction thereof covered by the Statement with appropriate prorations for fractional years.

        B. If with respect to any Fiscal Year of the Term, Premises Expenses exceed Tenant's Operating Expense and Tax Base, then Tenant shall pay to Landlord as additional rent the amount of such excess. (Tenant's Operating Expense and Tax Base does not include tenant electricity to be paid by Tenant pursuant to Section 2.5.) Appropriate prorations shall be made for those periods at the beginning or end of the Term which are less than a full Fiscal Year. Such payments shall be made at the times and in the manner hereinafter provided in this Section 2.6.

        Within thirty (30) days after the date of delivery of such Statement, Tenant shall pay to Landlord the balance of the amounts, if any, required to be paid pursuant to the above provisions of this Section 2.6, or if Tenant has overpaid Premises Expenses, Tenant shall receive a credit against the next Rent due hereunder in an amount equal to such overpayment (or, in the case of overpayment at the end of the Term, a refund of such overpayment). Nothing contained herein shall require that Landlord reimburse to Tenant any amount if the amount of Premises Expenses is less than Tenant's Operating Expense and Tax Base.

        C. In addition, commencing on the first day of the first month following the delivery to Tenant of the Statement referred to above and on the first day of each month thereafter until delivery to Tenant of the next such Statement, Tenant shall pay to Landlord, on account toward Tenant's share of increases in Premises Expenses anticipated for the then current Fiscal Year, 1/12th of the total amount described in clause (h) above as shown on the most recent such Statement delivered to Tenant.

        To the extent that Real Estate Taxes shall be payable to the taxing authority in installments for periods less than a Fiscal Year, the foregoing statement shall be rendered and payments made on account of such installments with respect to such periods rather than with respect to such full Fiscal Year. Notwithstanding the foregoing provisions, no decrease in Landlord's Tax Expenses with respect to any Fiscal Year shall result in a reduction of the amount otherwise payable by Tenant if and to the extent said decrease is attributable to vacancies in the Building rather than to any other causes.

        D. Tenant shall have the right at its sole cost and expense to audit the applicable records of Landlord relating to a Statement to confirm that the charges billed to Tenant under this Section are proper and conform to the provisions of this Section.

Such right shall be exercisable by Tenant within 30 days after Tenant's receipt of such Statement and shall apply to such Statement only. Landlord shall cooperate with Tenant in providing Tenant reasonable access to Landlord's books and records during normal business hours to enable Tenant to audit Landlord's books and records as they relate to such Statement. A representative of Landlord will be present during such audit. If the audit discloses any overpayment on the part of Tenant, then Tenant shall be entitled to a credit on the next succeeding installment of rent for an amount equal to the overcharge. If the audit discloses any underpayment on the part of Tenant, then Tenant shall pay to Landlord promptly the amount of such underpayment. In exercising its rights hereunder, Tenant shall not employ as an auditor any firm or individual whose compensation is based upon commission or a percentage of sums recovered.

2.7     Due Date of Additional Payments; Change in Accounting Period

        Except as otherwise specifically provided herein, any sum, amount, item or charge designated or considered as additional rent in this Lease shall be paid by Tenant to Landlord on the first day of the month following the date on which Landlord notifies Tenant of the amount payable or on the tenth day after the giving of such notice, whichever shall be later. Any such notice shall specify in reasonable detail the basis of such additional rent. Additional rent shall be paid by Tenant to Landlord without offset or deduction.

        Landlord shall have the right from time to time to change the periods of accounting to any other annual period, and upon any such change, all items referred to in said Section 2.6 shall be appropriately apportioned. In all statements rendered under Section 2.6, amounts for periods partially within and partially without the accounting periods shall be appropriately apportioned, and any items which are not determinable at the time of a statement shall be included therein on the basis of Landlord's estimate and with respect thereto Landlord shall render promptly after determination a supplemental statement and appropriate adjustment shall be made according thereto. All statements shall be prepared on an accrual basis of accounting.

2.8     Letter of Credit

        Upon the execution of this Lease and as security for Tenant's obligations under this Lease, Tenant shall obtain and deliver to the Landlord an Irrevocable Letter of Credit from a major New York or Boston area commercial bank reasonably acceptable to the Landlord in Landlord's favor available at sight for Two Hundred Thousand ($200,000.00) Dollars (the "Letter of Credit"). This Letter of Credit shall conform and be subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce Publication 400, or to Article 5 of the Uniform Commercial Code, and shall be in the form of Exhibit C attached hereto and incorporated herein by reference. The initial Letter of Credit shall permit partial drawings thereunder from time to time and shall be effective for no less than one (1)
year and Tenant must obtain and submit to Landlord no less than forty-five (45) days prior to the termination of the initial or any replacement Letter of Credit (if such termination occurs prior to the date on which Landlord is required by the terms hereunder to release the Letter of Credit to Tenant) a replacement Letter of Credit which is acceptable to Landlord and which is to be effective for no less than one (1) year. The first replacement Letter of Credit (i.e., the Letter of Credit for Lease Year 2) shall be for Two Hundred Thousand ($200,000.00) Dollars and subsequent replacement Letters of Credit shall be in amounts reduced at the rate of $40,000 per Lease Year (i.e., $160,000 for Lease Year 3, $120,000 for Lease Year 4 and $80,000 for Lease year 5). If Tenant fails to submit a replacement Letter of Credit prior to the aforesaid forty-five (45) day period, then Landlord shall be entitled, without more, to draw upon the full amount of the then effective Letter of Credit, and to apply the funds as a security deposit for the Tenant's performance under the Lease.

        Landlord may draw upon the full or any partial amount of the Letter of Credit in the event Tenant is in default (beyond any applicable notice and cure period) of its obligations under this Lease, to the extent necessary to cure such default.

        Provided that Landlord gives Tenant written notice of the name of such grantee or transferee, upon any conveyance by Landlord of its interest under this Lease, the Letter of Credit shall be delivered by Landlord to Landlord's grantee or transferee. Upon any such delivery, Tenant hereby releases Landlord herein named of any and all liability with respect to the Letter of Credit, its application and return, and Tenant agrees to look solely to such grantee or transferee. It is further understood that this provision shall also apply to subsequent grantees and transferees.

        The Letter of Credit, or any part or replacement thereof, not previously applied or returned by Landlord, shall be returned to Tenant only after the Expiration Date, and only after Tenant has fully vacated the Premises, notwithstanding that the Lease has been terminated by Landlord, it being the intention of the parties that this deposit shall secure Landlord not only as to default by Tenant before such termination, but also to secure Landlord thereafter from any deficiency of rent or other charges payable to Landlord by Tenant.

                               [END OF ARTICLE II]

                     ARTICLE III: ALTERATIONS AND ADDITIONS

3.1     Initial Fit-Up

        Landlord is responsible for completing the improvements to the Premises (the "Initial Fit-up") in accordance with plans therefor already approved by Landlord and Tenant, a list of which plans (the "Final Plans") is attached hereto as Exhibit D at Landlord's sole cost and expense except that Tenant shall pay to Landlord within thirty (30) days after request therefor the amount of One Thousand Seven Hundred Dollars ($1,700) toward the cost of the Initial Fit-up ("Tenant's Share of the Initial Fit-up Costs"). Tenant may during the period prior to March 28, 1997 propose changes to the Final Plans to reduce the cost of the Initial Fit-up and Landlord shall not unreasonably withhold its consent to such requested changes, provided the same will not delay completion of the Initial Fit-up. In the event of such changes to the Plans, (a) Landlord and Tenant shall execute an amendment to this Lease memorializing the change in the Final Plans, and (b) Tenant's Share of the Initial Fit-up shall be reduced (but not below zero) by the amount of savings actually resulting from Tenant's requested changes. Landlord shall use reasonable efforts to construct the Initial Fit-up prior to the Scheduled Term Commencement Date.

        The Initial Fit-up shall be deemed completed (the "Completion Date") when (a) the work which Landlord is obligated to perform has been completed except for items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken without causing substantial interference with Tenant's use of the Premises (i.e. so-called "punch list" items), and (b) Tenant has received Landlord's certificate of the completion; provided, however, that in the event of any Tenant Delay (defined in Section 3.2), the Completion Date shall be the day when the Initial Fit-up would have been completed, as aforesaid, but for such Tenant Delay, as reasonably determined by Landlord and reflected in a certificate from Landlord to Tenant to that effect (in the event the Completion Date is deemed, as a result of a Tenant Delay, to have occurred prior to actual completion of the Initial Fit-up, Tenant's covenants to pay rent under 2.6 and 2.7 shall be effective as of the deemed Completion Date, but Tenant's covenants that relate to occupancy of the Premises shall not become effective until actual completion of the Initial Fit-up). Landlord shall complete within 30 days after the Completion Date all punchlist items and Tenant shall not use the Premises in such manner as will increase the cost of or delay such completion. Landlord shall use diligent efforts to obtain and deliver to Tenant as soon as is practicable a certificate of occupancy for the Premises, which shall be obtained and delivered no later than thirty (30) days after the Completion Date. Landlord shall permit Tenant access for installing furnishings in portions of the Premises when it can be done without material interference with remaining work. The work required of Landlord referred to above shall be deemed to have been completed by Landlord and approved by Tenant when Tenant commences occupancy of the Premises for the Permitted Uses, except for items which are then uncompleted or do not conform to the Final Plans and as to which, in either case, Tenant shall have given notice to Landlord within 30 days after the date Tenant commences occupancy, and Tenant shall from time to time upon not less than ten (10) business days' request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that all work required of Landlord has been completed. Failure of Tenant to respond to such request from Landlord within such time shall be deemed an acknowledgment by Tenant that, except for latent defects, all Landlord's work has been completed to Tenant's satisfaction.

3.2     Work Delays

        (a) Landlord shall not be required to install or permit to be installed any improvements which are not permitted by applicable building codes and regulations. Delays in the performance of the Initial Fit-Up due to fire, labor disputes, unusual delays in transportation, delays in adjusting insurance awards, adverse weather conditions, unavoidable casualties, government regulations or inability to obtain government approvals, unusual scarcity of labor or materials, labor difficulties, casualty or other causes beyond Landlord's control (collectively, "Force Majeure Events"), shall extend the Scheduled Term Commencement Date for the period of such delays.

        Each day of delay in approval of any plans or authorization to proceed or making required payment beyond the dates specified in this Lease shall conclusively be deemed to cause at least one equivalent day of delay by Tenant in substantially completing the work to be done by Landlord pursuant to Section
3.1. Such delays, and any other delay of Tenant, anyone employed by it, or anyone performing services or work for it, shall be referred to herein as a "Tenant Delay."

        (b) In the event Landlord shall not have completed construction of the Initial Fit-Up (except for items of work and adjustment of equipment and fixtures which can be completed after occupancy without causing substantial interference with Tenants s use of the Premises (so-called "punch list" items), prior to the Scheduled Term Commencement Date then Landlord's sole obligation and liability to Tenant hereunder shall be to continue to diligently prosecute such work to completion; provided, however, that in the event the Completion Date has not been achieved by July 1, 1997 (as such date may be extended on account of Tenant Delays or events of force majeure), Tenant shall have the right, exercisable by notice to Landlord delivered on or before July 8, 1997, to terminate this Lease; provided, however, that such termination shall be deemed void if the Completion Date is achieved on or before July 15, 1997.

3.3     Plans and Approvals

        This Article III shall apply before and during the Term, but shall not apply to the Initial Fit-Up being performed by Landlord. Tenant shall not make alterations, additions, installations or improvements (hereinafter collectively called "changes") to

Tenant's Space without first obtaining Landlord's approval therefor and for all plans and specifications therefor, which approval shall not be unreasonably withheld or delayed. Landlord shall not be deemed unreasonable for withholding approval of any changes which (a) involve or might affect any structural or exterior element of the Building, any area or element outside of the Premises, or any facility serving any area of the Building outside of the Premises, or (b) will delay completion of any work being performed by Landlord in or on the Premises or Building, or (c) might, in Landlord's opinion, adversely affect the value of the Building, or (d) might adversely affect the proper functioning of any of the mechanical, electrical, sanitary and other service systems or installations of the Building ("Service Facilities") or might interfere with Landlord's free access to the Service Facilities or interfere with the moving of Landlord's equipment to or from the enclosures containing the Service Facilities, or (e) will require unusual expense to readapt the Premises to normal office use on expiration of termination of this Lease or increase the cost of construction or of insurance or taxes on the Building or of the services called for by Section 4.1 unless Tenant first gives assurance reasonably acceptable to Landlord for payment of such increased cost and that such readaptation will be made prior to such expiration or termination without expense to Landlord (collectively, the "Approval Review Matters"). Before proceeding with any change (exclusive of changes to items constituting Tenant's personal property), Tenant shall submit to Landlord plans and specifications for the work to be done, which shall require Landlord's approval, which will not be unreasonably withheld or delayed. Landlord's consent shall not be required in connection with non-structural alterations, additions, installations or improvements which cost less than $10,000 in any twelve-month period and do not impact Building systems, but Tenant shall notify Landlord at least ten (10) business days prior to commencing any such work, describing the proposed work in reasonable detail.

        Landlord may confer with consultants, including without limitation, mechanical and electrical consultants, in connection with the review of plans and specifications. if Landlord or such consultant(s) shall disapprove of any of Tenant's plans, Tenant shall be advised of the reasons for such disapproval. Tenant agrees to pay to Landlord, as additional rent, the reasonable cost of such consultation and review immediately upon receipt of invoices either from Landlord or its consultant(s). If the proposed change requires approval by or notice to the lessor of a superior lease or the holder of a mortgage or deed of trust, no change shall be commenced until such approval has been received, or such notice has been given, as the case may be, and all applicable conditions and provisions of said superior lease or mortgage or deed of trust with respect to the proposed change have been met or complied with at Tenant's expense; and Landlord, if it approves the change, will request such approval or give such notice, as the case may be. Any change for which approval has been received shall be performed strictly in accordance with the approved plans and specifications, and no material amendments or additions to such plans and specifications shall be made without the prior consent of Landlord. In the event Tenant shall propose any alterations or adjustments in the work to be performed after the submission of the plans as required above, such alterations and adjustments shall be subject to the same approvals and notices as the changes originally submitted by Tenant. Each party authorizes the other to rely in connection with procedures under this Article III upon approvals and other actions on the party's behalf by any Representative of the party named in
Article I or any person hereafter designated in substitution or addition by notice to the party relying.

3.4     Construction Provisions

        All of Tenant's work and changes, including without limitation, the installation of furnishings shall (a) at all times comply with all laws, rules, orders, ordinances, directions, regulations and requirements of all governmental authorities, agencies, offices, departments, bureaus and boards having jurisdiction thereof and of the applicable insurance rating Bureau, (b) be performed in compliance therewith and with the plans and specifications previously approved by Landlord and in good and first class workmanlike manner,
(c) be performed in such manner as not to interfere with the occupancy of any other tenant in the Building nor delay, or impose any additional expense upon Landlord in, the construction, maintenance or operation of the Building, (d) be coordinated with any work being performed by Landlord and in such manner as to maintain harmonious labor relations and not cause any work stoppage or damage the Building or Lot or interfere with Building construction or operation and,
(e) except for installation of furnishings, be performed by contractors or workmen first approved by Landlord, (provided such contractors charge market rates) provided that in any event Landlord may at its sole discretion require that all electrical and mechanical work shall be done by Landlord's contractor (provided such contractor charges market rates).

        Except for work by Landlord's contractor, Tenant, before its work is started, shall: secure all licenses and permits necessary therefor and to deliver copies of the same to Landlord; deliver to Landlord a statement of the names of all its contractors and subcontractors and the estimated cost of all labor and materials to be furnished by them and security satisfactory to Landlord protecting Landlord against liens arising out of the furnishing of such labor and material and to deliver to Landlord a copy of the general contractor's license; and cause each contractor to carry worker's compensation insurance in statutory amounts covering all the contractor's and subcontractor's employees and comprehensive public liability insurance with such limits as Landlord may reasonably require, but in no event less than the Contractor's Liability Insurance (all such insurance to be written in companies approved by Landlord and insuring Landlord and Tenant as well as the contractors), and to deliver to Landlord certificates of all such insurance. Tenant agrees to pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees, or independent contractors, and not to cause or permit any notices of contract or any liens for labor or materials performed or furnished in connection therewith to attach to the Premises and immediately to discharge any such notices or liens which may so attach. Notwithstanding the provisions of
Section 3.3, Tenant agrees that no delay by it, or anyone employed by it, in performing work to prepare the Premises for occupancy shall delay commencement of the Term or the obligation to pay rent, regardless of the reason for such delay or whether or not it is within the control of Tenant or any such employee. All changes and all other alterations, decorations, additions or improvements upon the Premises, made by either party, including (without limiting the generality of the foregoing) all wallcovering, built-in cabinet work, paneling and the like, shall, unless Landlord elects otherwise at the time of approval under
Section 3.3 for Tenant's improvements or at the time of making the improvements if by Landlord, become the property of Landlord, and shall remain upon and be surrendered with the Premises, as a part thereof, at the end of the Term hereof. If Landlord elects to require that Tenant remove any improvements installed by Tenant, Tenant shall repair any damage to the Premises arising from such removal or, at Landlord's option, shall pay to the Landlord all of Landlord's reasonable costs of such removal and repair. Upon the expiration or earlier termination of this Lease, Tenant shall at Landlord's request restore the Premises to their condition prior to the Initial Fit-Up or the making of any changes permitted by this Section, reasonable wear and tear excepted.

        Tenant shall pay, as additional rent, one hundred percent (100%) of any increase in real estate taxes on the Building not otherwise billed to Tenant which shall result from any changes made to the Premises by or on behalf of Tenant (other than the Initial Fit-Up), whether made prior to or after the commencement of the Term of this Lease.


                              [END OF ARTICLE III]

                        ARTICLE IV LANDLORD'S COVENANTS;
                            INTERRUPTIONS AND DELAYS

Landlord covenants during the Term:

4.1     Services Furnished by Landlord

        To furnish, on all business days, services, facilities and supplies set forth in Exhibit E, and also to furnish, on all business days, electricity, water and sewer service and other utilities, in all cases equal in quality to those customarily provided by landlords in buildings of comparable quality in the downtown Boston area, the expense of which shall be charged in accordance with Article II.

4.2     Additional Services Available to Tenant

        To furnish, at Tenant's expense, reasonable additional Building operation services which are usual and customary in similar office buildings in the downtown Boston area upon reasonable advance request of Tenant at reasonable and equitable rates from time to time established by Landlord.

4.3     Roof, Exterior Wall, Floor Slab, and Common Facility Repair

        Except as otherwise provided in Article VI, to make such repairs to the roof, foundation, exterior walls, floor slabs, base building utility, mechanical, electrical, plumbing and life safety systems and common areas and facilities as may be necessary to make them comply with applicable law and to keep them in condition similar to those of comparable buildings in the downtown Boston area, the expense of which shall be charged in accordance with Article II.

4.4     Access

        Except in case of emergency and necessary Building shutdowns, to provide Tenant access to the Premises twenty-four hours per day, 365 days per year.

4.5     Heat and Air Conditioning

        To provide tempered water to the heat pumps located on the Premises for purposes of assisting heat pumps in heating and air conditioning the Premises during business days (Monday through Friday between the hours of 8:00 a.m. and 6:00 p.m.) and on Saturdays between the hours of 8 a.m. and 12 p.m., except legal holidays, in a manner that will enable the Premises to be heated and cooled to temperatures comparable to those customary of comparable buildings in the downtown Boston area. In the event that Tenant requests that Landlord provide tempered water at any time other than as specifically stated herein, Tenant shall pay as additional rent to Landlord an amount stated by Landlord, and such payment shall be made with the next payment of rent.

4.6     Quiet Enjoyment

        That Tenant on paying the rent and performing the tenant obligations in this Lease shall peacefully and quietly have, hold and enjoy the Premises, subject to all of the terms and provisions hereof.

4.7     Interruptions and Delays in Service and Repairs, etc.

        Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the central artery construction, the necessity of Landlord or its agents entering the Premises for any of the purposes in this Lease authorized, or for repairing the Premises or any portion of the Building however the necessity may occur. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause reasonably beyond Landlord's control including without limitation, the causes set forth in Section 8.16 hereof as being reasonably beyond Landlord's control, Landlord shall not liable to Tenant therefor, nor except as expressly otherwise provided in Section 6.1 shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises. Landlord agrees to use due diligence to correct any interruption or delay in services or utilities.

        Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed; provided, however, that in each instance of stoppage Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof. Landlord also reserves the right to institute such policies, programs and measures as may be necessary, required or expedient for the conservation or preservation of energy services or as may be required to comply with applicable laws, codes, rules, regulations or standards.

4.8     Indemnity.

        Landlord shall protect, defend, save, indemnify and forever hold harmless Tenant from and against any and all claims, demands, liabilities, fines, suits, actions, proceedings, orders, decrees, judgments, losses, damages, costs and expenses (including, without limitation, reasonable attorney's fees) arising out of or occurring in connection with the negligence or willful misconduct of Landlord in the Building.

4.9     Insurance.

        Landlord shall maintain in full force throughout the Term, a policy of insurance upon the Building insuring against all risks of physical loss or damage under an All Risk coverage endorsement in an amount at least equal to the full replacement value of the property insured, with an Agreed Amount endorsement to satisfy co-insurance requirements, as well as insurance against breakdown of boilers and other machinery as customarily insured against. All policies of insurance maintained by Landlord shall contain the same waiver of subrogation provisions for the benefit of tenant as Tenant is required to obtain in its insurance policies for the benefit of Landlord.


                               [END OF ARTICLE IV]

                          ARTICLE V TENANT'S COVENANTS

        Tenant covenants during the Term and such further time as Tenant occupies any part of the Premises:

5.1     Payments

        To pay when due all Annual Fixed Rent and additional rent and all charges for utility services rendered to the Premises and, as further additional rent, all charges for additional services rendered pursuant to Section 4.2. If any installment of Annual Fixed Rent or additional rent is paid more than five
(5) days after the due date thereof, at Landlord's election it shall bear interest from such due date at an annual rate equal to the then average prime commercial rate from time to time established by the two largest national banks in Boston, Massachusetts, plus 3% (but not in excess of the maximum rate allowed by law), which interest shall be immediately due and payable as further additional rent.

5.2     Repair and Yield Up

        Except as otherwise provided in Article VI and Section 4.3, to keep the Premises in good order, repair and condition, reasonable wear and tear only excepted, and all glass in windows and doors (except glass in exterior walls of the Building unless the damage thereto is attributable to Tenant's negligence or misuse) of the Premises whole and in good condition with glass of the same quality as that injured or broken, and at the expiration or termination of this Lease peaceably to yield up the Premises and all alterations and additions thereto in good order, repair and condition, reasonable wear and tear excepted, first removing all goods and effects of Tenant and, if specified at the time of plan approval, all alterations and additions made by Tenant and all partitions, and repairing any damage caused by such removal and restoring the Premises and leaving them clean and neat and to reimburse Landlord upon demand for the cost of repairing any damage to the Premises, the Building or the Lot caused by Tenant or its agents, employees, or invitees.

        All articles of personal property and all trade fixtures, office machines and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Term provided Tenant is not in default hereunder, and provided further that Tenant shall repair any damage caused by such removal. If Tenant shall fail to remove all of its effects from the Premises upon termination of this Lease, Landlord may, at its option, remove and store said effects without liability to Tenant for any loss thereof, and Tenant agrees to pay Landlord upon demand any and all reasonable expenses incurred in such removal and storage, including court costs and attorneys' fees, and Landlord may, at its option, with notice, sell said effects at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale against any amounts due under this Lease from Tenant to Landlord and against the expense incident to the removal, storage and sale of said effects.

5.3     Use

        To use and occupy the Premises for the Permitted Uses; not to permit in the Premises any auction, fire, "going out of business" or bankruptcy sales; not to use or devote the Premises or any part thereof for any purpose other than the Permitted Uses, nor any use thereof which is inconsistent with the maintenance of the Building as an office building of the first class in the quality of its maintenance, use and occupancy, or which is disorderly, or which will cause the emission from the Premises of any objectionable noise or odor, or is of a hazardous or dangerous nature, or will in any manner unreasonably interfere with the rights of other tenants, or is liable to create a nuisance or is contrary to law or ordinance, or which is liable to render necessary any alteration or addition to the Building; not to inure or deface the Premises, Building or Lot; not to make or permit any waste; not to dump, flush, or in any way introduce any hazardous or toxic substances into the sewage or other waste disposal system serving the Premises or the Building; and not to generate, store, use or dispose of inflammable, hazardous or toxic substances in or on the Premises, the Building or the Lot, except that Tenant may store and use ordinary office supplies in accordance with applicable law.

5.4     Obstructions, Items Visible from Exterior; Rules and Regulations

        Not to obstruct in any manner any portion of the Building not hereby leased or any portion thereof or of the Lot used by Tenant in common with others; not without prior consent of Landlord to permit the painting or placing of any signs, curtains, blinds, shades, awnings, aerials or flagpoles, or the like, visible from outside the Premises; and to comply with all reasonable Rules and Regulations now or hereafter made by Landlord, of which Tenant has been given notice (the current Rules and Regulations are set forth in Exhibit D hereto), for the care and use of the Building and Lot and their facilities and approaches; Landlord shall not be liable to Tenant for the failure of other occupants of the Building to conform to such Rules and Regulations. Tenant shall be responsible for the prompt clean-up and removal from any common area of the Building or from any portion of the Property any trash, debris or litter (including accumulation of cigarette butts) deposited by its employees, agents, contractors, customers or invitees.

5.5     Safety Appliances

        To keep the Premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority because of any use made by Tenant other than Tenant's Permitted Use, and to procure all licenses and permits so required because of such use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's Permitted Uses.

5.6     Assignment; Sublease

        A. Tenant shall not without prior consent of Landlord assign, mortgage, pledge or otherwise transfer this Lease or make any sublease, or permit occupancy of the Premises or any part thereof by anyone other than Tenant. In connection with any request by Tenant for such consent to assignment or subletting, to submit to Landlord in writing ("Tenant's Sublease Notice") (i) the name of the proposed assignee or subtenant, (ii) such information as to its financial responsibility and standing as Landlord may reasonably require, and
(iii) all of the terms and provisions upon which the proposed assignment or subletting is to be made.

        Landlord shall not unreasonably withhold its consent to the proposed assignment or subletting to the specific assignee or subtenant set forth in Tenant's Sublease Notice, provided that (i) Tenant and the assignee or subtenant set forth in Tenant's Sublease Notice have executed an assignment or sublease including terms which do not differ materially from those set forth in Tenant's Sublease Notice within three (3) months of the date of such Notice, (ii) the terms and provisions of such assignment or subletting shall specifically make applicable to the assignee or sublessee all of the provisions of this Section
5.6 so that Landlord shall have against the assignee or sublessee all rights with respect to any further assignment and subletting which are set forth herein; (iii) the character of the proposed assignee or subtenant is consistent with the character of the Building and the proposed assignee or subtenant intends to use the Premises for the Permitted Uses; (iv) the proposed assignee or subtenant has a good reputation and relevant prior business experience; (v) in the event of an assignment, the proposed assignee has a net worth sufficient, in Landlord's reasonable determination, to satisfy the obligations of Tenant under this Lease; (vi) no assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee); (vii) no consent to any of the foregoing in a specific instance shall operate as a waiver in any subsequent instance; (viii) no consent shall be deemed unreasonably withheld by Landlord to the extent the granting of consent might cause Landlord to be in default under any mortgage; and (ix) no assignment shall be binding upon Landlord or any of Landlord's mortgagees, unless Tenant shall deliver to Landlord an instrument in recordable form which contains a covenant of assumption by the assignee running to Landlord and all persons claiming by, through or under Landlord, but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as Tenant hereunder. In the event Tenant and the proposed assignee or sublessee have failed to execute a lease within three (3) months of the date of Tenant's Sublease Notice, Tenant's right to assign or sublet shall again be subject to the provisions of Section 5.6(A). Landlord shall be entitled to receive all amounts, whether characterized as consideration for the assignment, differences in rent, or otherwise, less all reasonable legal fees, brokerage commissions, buildout costs and administrative costs incurred in connection with the signing of the sublease or assignment, as evidenced by reasonably detailed invoices, received by Tenant in excess of the Annual Fixed Rent and additional rent reserved in this Lease applicable to the space being so assigned or sublet ("Excess Rent"). Excess Rent shall be payable by Tenant to Landlord in monthly installments within three (3) days after receipt by Tenant. Tenant shall reimburse Landlord promptly, as additional rent, for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting. Landlord acknowledges that Tenant has a present intention of subleasing a portion of the Premises.

        Notwithstanding the foregoing, Tenant shall have the right to assign its interest in the Premises or to sublet the whole or any part of the Premises to any entity that controls, is controlled by, or is under common control with Tenant, or, provided the successor entity has a creditworthiness at least equal to that of Tenant on the day immediately preceding the transaction, in connection with the consolidation, merger or reorganization of Tenant or the sale by Tenant of substantially all of its stock or assets, and in none of the foregoing events shall the consent of Landlord be required; provided, however, that Tenant shall notify Landlord at least 30 days prior to the applicable transaction and shall deliver to Landlord (i) the applicable assignment or sublease document, and (ii) reasonably detailed financial information regarding the transaction, and the assignee, subtenant, purchaser or successor entity, as applicable. Notwithstanding any assignment or sublease, Tenant shall remain primarily liable under this Lease.

5.7     Indemnity; Insurance

        To defend with counsel first approved by Landlord, save harmless, and indemnify Landlord from any liability for injury, loss, accident or damage to any person or property, and from any claims, actions, proceedings and expenses and costs in connection therewith (including, without limitation, reasonable counsel fees), (i) arising from (a) the omission, fault, willful act, negligence or other misconduct of Tenant or (b) from any use made or thing done or occurring on the Premises not due to the omission, fault, willful act, negligence or other misconduct of Landlord, or (ii) resulting from the failure of Tenant to perform and discharge its covenants and obligations under this Lease; to maintain in responsible companies qualified to do business, and in good standing in Massachusetts, (i) comprehensive commercial liability insurance covering the Premises with limits which shall, at the commencement of the Term, be at least equal to those stated in Section 1.1 and from time to time during the Term shall be for such higher limits, if any, as are customarily carried in the Boston area with respect to similar properties written on an occurrence basis and including coverage for products/completed operations, personal injury, broad form property damage, host liquor, extended liability and broad form contractual liability; (ii) worker's compensation insurance with statutory limits covering all of Tenant's employees working in the Premises, and (iii) umbrella liability with minimum limits of $1,000,000 per occurrence, such umbrella liability policy to apply in excess of the others required insurance hereunder, and to deposit promptly with Landlord certificates for such insurance, and all renewals thereof bearing the endorsement that the policies will not be cancelled until after 30 days' written notice to Landlord. Such insurance may be maintained by Tenant under a blanket policy. All insurance polices, other than the worker's compensation policy, shall designate Landlord and Spaulding & Slye Company as additional insureds.

5.8     Personal Property at Tenant's Risk

        That all of the furnishings, fixtures, equipment, inventory, effects and property of every kind, nature and description of Tenant and all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or elsewhere in the Building or on the Lot, shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or be borne by Landlord, except that Landlord shall in no event be indemnified or held harmless or exonerated from any liability to Tenant or to any person, for any injury, loss, damage or liability to the extent such indemnity, hold harmless or exoneration is prohibited by law.

5.9     Right of Entry

        Upon reasonable prior notice to Tenant, except in the case of emergency, in which event notice shall be given as soon as is practicable, to permit Landlord and its agents: to examine the Premises at reasonable times and in such fashion as to avoid interference with Tenant's business and, if Landlord shall so elect, to make any repairs or replacements Landlord may deem necessary; to remove, at Tenant's expense, any alterations, additions, signs, awnings, aerials, flagpoles, or the like not consented to in writing; and to show the Premises to prospective Tenants during the six (6) months preceding expiration of the Term and to prospective purchasers and mortgagees at all reasonable times. In case of emergency, Landlord or its representatives may enter the Premises at any time.

5.10    Floor Load; Prevention of Vibration and Noise

        Not to place a load upon the Premises exceeding an average rate of 80 pounds of live load per square foot of floor area (partitions shall be considered as part of the live load); not to move any safe, vault or other heavy equipment into, about or out of the Premises except in such manner and at such time as Landlord shall in each instance authorize; not to install or operate in the Premises any equipment or other machinery other than usual office equipment without obtaining the prior consent of Landlord, who may condition such consent upon the payment by Tenant of additional rent as compensation for additional wiring or electricity needed for the equipment or machinery; not to install any equipment or machinery which may necessitate any changes, replacements or additions to, or in the use of, the heating, air conditioning, plumbing or electrical systems of the Building without obtaining Landlord's prior consent; Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be so installed, maintained and used by Tenant as to eliminate such vibration or noise.

5.11    Personal Property Taxes

        To pay promptly when due all taxes which may be imposed upon personal property (including without limitation, fixtures and equipment) in the Premises to whomever assessed.

5.12    Signs

        Not to erect any signs or lettering visible from the exterior of the Premises or attach any awnings or canopies to the exterior of the Premises without obtaining Lessor's prior written consent. Tenant shall be identified on the Building directory.

5.13    Compliance with Insurance Regulations

        Not to do or permit to be done any act or thing upon the Premises which will invalidate or be in conflict with the terms of the Massachusetts standard form of fire, boiler, sprinkler, water damage or other insurance policies covering the Building and the fixtures and property therein; Tenant shall, in its use of the Premises, at its own expense, comply with all rules, regulations, and requirements of the National Board of Fire Underwriters or any state or other similar body having jurisdiction, and shall not knowingly do or permit anything to be done in or upon the Premises in a manner which increases the rate of fire insurance upon the Building or on any property or equipment located therein.


                               [END OF ARTICLE V]

                         ARTICLE VI CASUALTY AND TAKING

6.1     Termination or Restoration; Rent Adjustment; Demolition

        In case during the Term all or any substantial part of the Premises or the Building or the Lot are damaged materially by fire or other casualty or by action of public or other authority in consequence thereof, or are taken by eminent domain or Landlord receives compensable damage by reason of anything lawfully done in pursuance of public or other authority, this Lease shall terminate at Landlord's election, which may be made notwithstanding that Landlord's entire interest may have been divested, by notice given to Tenant within ninety (90) days after the election to terminate arises specifying the effective date of termination. The effective date of termination specified by Landlord shall not be less than fifteen (15) nor more than thirty (30) days after the date of notice of such termination. Unless terminated pursuant to the foregoing provisions this Lease shall remain in full force and effect following any such damage or taking, subject, however, to the following provisions. If in any such case the Premises are rendered unfit for use and occupation and this Lease is not so terminated, Landlord shall use due diligence (following the expiration of the period in which Landlord may terminate this Lease pursuant to the foregoing provisions of this Section 6.1) to put the Premises, or in case of taking what may remain thereof (excluding in case of both casualty and taking any items installed or paid for by Tenant) into the condition existing immediately prior to such casualty or taking, subject to zoning and building codes and other laws, rules and regulations then in effect. A just proportion of the Annual Fixed Rent and additional rent according to the nature and extent of the injury shall be abated from the date of such casualty or taking until the Premises or such remainder shall have been put by Landlord in such condition; and in case of a taking which permanently reduces the area of the Premises, a just proportion of the Annual Fixed Rent and additional rent shall be abated for the remainder of the Term. In the event restoration cannot, in Landlord's reasonable judgment, be completed within 270 days after the date of the casualty or taking, each of Landlord and Tenant shall have the right, exercisable by notice to the other delivered within 30 days after the date of the casualty or taking, to terminate this Lease, effective as of the date specified in such notice, which date shall be no sooner than 30 days nor later than 60 days after the date of delivery of such notice. In the event Landlord is required to or has elected to restore the Premises and such restoration has not been completed within 270 days after the date of the casualty (as extended on account of the occurrence of events of force majeure), Tenant shall have the right, exercisable by notice delivered to Landlord not later than five (5) business days after expiration of such 270-day period, as the same may have been extended, to terminate this Lease; provided, however, that such termination shall be deemed void if restoration is completed within 30 days after delivery of such notice.

6.2     Eminent Domain

        Landlord reserves to itself any and all rights to receive awards made for damages to the Premises and Building and Lot and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority. Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards, and covenants to deliver such further assignments and assurances thereof as Landlord may from to time request. Tenant hereby irrevocably designates and appoints Landlord as its attorney-in-fact to execute and deliver in Tenant's name and on its behalf all such further assignments thereof. Nothing contained herein shall be deemed to preclude Tenant from obtaining, or to give Landlord any interest in, any separate award to Tenant for loss or damage to Tenant's removable personal property or Tenant's relocation costs.

6.3     Temporary Taking

        In the event of a taking of the Premises or any part thereof for temporary use, (i) this Lease shall be and remain unaffected thereby and rent shall not abate, and (ii) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the Term, provided that if such taking shall remain in force at the expiration or earlier termination of this Lease, Tenant shall then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Section 5.2 with respect to surrender of the Premises and upon such payment shall be excused from such obligations.


                               [END OF ARTICLE VI]

                               ARTICLE VII DEFAULT

7.1     Events of Default

        If any default by Tenant continues after notice, in case of Annual Fixed Rent or additional rent for more than ten (10) days, or in any other case for more than thirty (30) days and such additional time, not to exceed ninety (90) days, as is reasonably necessary to cure the default if the default is of such a nature that it cannot reasonably be cured in thirty (30) days, provided, Tenant commenced curing during the 30-day grace period and thereafter diligently prosecutes the cure to completion; or if Tenant becomes insolvent or fails to pay its debts as they fall due; or if Tenant makes any trust mortgage or assignment for the benefit of creditors; or if Tenant proposes any composition, arrangement, reorganization or recapitalization with creditors; or if Tenant's leasehold hereunder or any substantial part of the property of Tenant is taken on execution or other process of law or is attached or subjected to any other voluntary encumbrance; or if a receiver, trustee, custodian, guardian, liquidator or similar agent is appointed with respect to Tenant, or if any such person or a mortgagee, secured party or other creditor takes possession of the Premises or of any substantial part of the property of Tenant, and, in either case, if such appointment or taking of possession is not terminated within thirty (30) days after it first occurs; or if a petition is filed by or with the consent of Tenant under any federal or state law concerning bankruptcy, insolvency, reorganization, arrangement, or relief from creditors; or if a petition is filed against Tenant under any federal or state law concerning bankruptcy, insolvency, reorganization, arrangement, or relief from creditors, and such petition is not dismissed within thirty (30) days thereafter, or if Tenant dissolves or is dissolved or liquidated or adopts any plan or commences any proceeding, the result of which is intended to include dissolution or liquidation; then in any such case, whether or not the Term shall have begun, Landlord may immediately, or at any time while such default exists and without further notice, terminate this Lease by notice to Tenant, specifying a date not less than ten (10) days after the giving of such notice on which this Lease shall terminate and this Lease shall come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Term, and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided. The preceding notwithstanding, any notice required to be given by Landlord for Tenant's failure to pay Annual Fixed Rent or any other amount (prior to said failure being deemed an actionable default) shall be deemed satisfied by the serving by Landlord upon Tenant at the Premises of a "notice to quit" so long as such notice provides Tenant with the right to cure such default within ten (10) days of service.

7.2     Damages

        In the event that this Lease is terminated under any of the provisions contained in Section 7.1 or shall be otherwise terminated for breach of any obligation of Tenant,

Tenant covenants to pay forthwith to Landlord, as compensation, all sums which were due prior to the date of such termination and Tenant shall pay on the days originally fixed herein for the payment thereof amounts equal to the several installments of rent, adjusted rent, additional rent and any and all other charges as they would have become due if this Lease had not been terminated.

        As a second alternative, at the election of Landlord, Tenant will, at the time of such termination, pay to Landlord, as liquidated damages, the amount of the excess, if any, of the present value at the time of termination of the total rent and other benefits which would have accrued to Landlord under this Lease over and above the fair market value (in advance) of the Premises for the balance of the Term. For the purpose of this paragraph, the total rent shall be computed by assuming that Tenant's share of real estate taxes and other charges would be the amount thereof (if any) for the immediately preceding year of the term.

        In addition to the foregoing (and whether or not the Lease is terminated upon a default), Tenant agrees (i) to indemnify and save Landlord harmless from and against all expenses together with interest at the rate of 1.5% per month which Landlord may incur in collecting such amount or in obtaining possession of, or in re-letting the Premises, or in defending any action arising as a result of or in connection with a default, including, without limitation, legal expenses, attorneys' fees, brokerage fees, and the cost of putting the Premises in good order or preparing the same for rental; (ii) that Landlord may re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise for a term or terms which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the term and may grant concessions or free rent for a reasonable time. The failure of Landlord to re-let the Premises or any part thereof shall not release or affect Tenant's liability for damage. Any suit brought to collect the amount of deficiency for any month shall not prejudice the right of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord may make such alterations, repairs, replacements and decorations on the Premises, and the making of such alterations or decorations shall not release Tenant from any liability. In the event the Premises are re-let by Landlord, Tenant shall be entitled to a credit in the net amount of rent received by Landlord, after deduction of all expenses incurred in connection with Tenant's default, re-letting the Premises and in collecting the rent, except in the event Landlord has chosen the second or third alternative as a remedy in which event Tenant shall not be entitled to any credit.

        Tenant further agrees that, if on the Expiration Date or other termination date, Tenant does not surrender the Premises or fails to remove any of its property from the Premises and Landlord obtains an order of eviction then Landlord may enter the Premises for the purpose of removing Tenant's goods and effects, without prejudice to any other remedies, and Landlord may remove and store such goods and effects at Tenant's expense, Tenant hereby granting Landlord an irrevocable power of attorney to accomplish the same.

        Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

        Landlord shall use reasonable efforts to mitigate its damages resulting from Tenant's default hereunder.


                              [END OF ARTICLE VII]

                           ARTICLE VIII MISCELLANEOUS

8.1     [Intentionally omitted]

8.2     Notice of Lease; Consent and Approval; Notices; Bind and Inure

        The titles of the Articles are for convenience only and are not to be considered in construing this Lease. Tenant agrees not to record this Lease, but upon request of either party both parties shall execute and deliver a notice of this Lease in form appropriate for recording or registration, an agreement setting forth the Commencement Date in the form of Exhibit E, and if this Lease is terminated before the term expires, an instrument in such form acknowledging the date of termination. Whenever any notice, approval, consent, request or election is given or made pursuant to this Lease it shall be in writing. Communications and payments shall be addressed if to Landlord at Landlord's Original Address, Attention: Mr. Peter Merrigan, with a copy to Joel H. Sirkin, Esq., Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, or at such other address as may have been specified by prior notice to Tenant, and if to Tenant prior to the Commencement Date, at Tenant's Notice Address or following the Commencement Date, at the Premises, or at such other place as may have been specified by prior notice to Landlord. Any communication so addressed shall be deemed duly served if hand delivered by a recognized courier or overnight delivery service or if mailed by registered or certified mail, return receipt requested and shall be deemed given when so delivered or deposited with the U.S. Postal Service. The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that only the original Landlord named herein shall be liable for obligations accruing before the beginning of the Term, and thereafter the original Landlord named herein and each successive owner of the Premises shall be liable only for obligations accruing during its period of ownership. Tenant shall look only to Landlord's interest in the Property for satisfaction of Landlord's obligations hereunder, and neither Landlord nor any successor owner of the Premises nor any trustee, beneficiary or partner of Landlord or such successor shall have any personal liability hereunder.

8.3     Landlord's Failure to Enforce

        The failure of Landlord to seek redress for violation of, or to insist upon strict performance of, any covenant or condition of this Lease, or with respect to such failure of Landlord to enforce any of the Rules and Regulations referred to in Section 5.4, whether heretofore or hereafter adopted by Landlord, shall not be deemed a waiver of such violation nor prevent a subsequent act which would have originally constituted a violation, from having all the force and effect of an original violation, nor shall the failure of Landlord to enforce any of said Rules and Regulations against any other tenant of the Building be deemed a waiver of any such Rule or Regulation. The receipt by Landlord of Annual Fixed Rent or additional rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by Landlord, or by Tenant, unless such waiver be in writing signed by the party to be charged. No consent or waiver, express or implied, by Landlord or Tenant, to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

8.4     Acceptance of Partial Payments of Rent; Delivery of Keys

        No acceptance by Landlord of a lesser sum than the Annual Fixed Rent and additional rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or surrender of the Premises.

8.5     Cumulative Remedies

        The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

8.6     Partial Invalidity

        If any term of this Lease, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

8.7     Self-Help

        If Tenant shall at any time default in the performance of any obligation under this Lease, Landlord shall have the right but shall not be obligated, to enter upon the Premises and to perform such obligation notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing such obligation, Landlord may make any payment of money or perform any other act as may be reasonable. All sums so paid by Landlord (together with interest at an annual rate equal to the then average prime commercial rate from time to time established by the two largest national banks in Boston, Massachusetts plus 3%, but not in excess of the maximum rate allowed by law) and all necessary reasonable incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be additional rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

8.8     Estoppel Certificates

        Each of Landlord and Tenant agrees from time to time, upon not less than fifteen (15) days prior written request by the other, to execute, acknowledge and deliver to the other a statement in writing certifying that this Lease is unmodified and in full force and effect and that (in the case of Tenant as certifying party) Tenant has no defenses, offsets or counterclaims against its obligations to pay the Annual Fixed Rent and additional rent and to perform its other covenants under this Lease, and that, to the knowledge of the certifying party, there are no uncured defaults of Landlord or Tenant under this Lease (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail), and the dates to which the Annual Fixed Rent, additional rent and other charges have been paid. Any such statement delivered pursuant to this Section 8.8 may be relied upon by a prospective purchaser or mortgagee of the Premises or any prospective assignee of any mortgagee of the Premises, or by a prospective purchaser of or investor in Tenant.

8.9     Waiver of Subrogation

        Any insurance carried by either party with respect to the Premises or property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by such insurance to the extent of the indemnification received thereunder.

8.10    All Agreements Contained

        This Lease contains all of the agreements of the parties with respect to the subject matter thereof and supersedes all prior dealings between them with respect to such subject matter.

8.11    Brokerage


        Tenant warrants that it has had no dealings with any broker or agent other than the Broker(s) in connection with the Lease and covenants to defend, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or agent claiming by or through Tenant with respect to dealings in connection with this Lease or the negotiation thereof. Landlord will pay a commission to Brokers pursuant to a separate agreement.

8.12    Submission Not an Option

        The submission of this Lease or a summary of some or all of its provisions for examination does not constitute a reservation of or option for the Premises or an offer to lease, and it is not effective as a lease or otherwise until the execution by and delivery to both Landlord and Tenant.

8.13    Applicable Law

        This Lease, and the rights and obligations of the parties hereto, shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

8.14    Waiver of Jury Trial

        Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other, on or in respect to any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Premises, and/or claim of injury or damages.

8.15    Holdover

        Should Tenant holdover in occupancy of the Premises after the expiration of the Term of this Lease, it shall be liable to Landlord for rent equal to the greater of twice the Annual Fixed Rent rate in effect at the end of the Term or twice the then Fair Market Rental for the space, and if such holdover exceeds 10 days, for all damages sustained by Landlord on account of such holding over. The provisions of this Section shall not operate as a waiver of any right of re-entry provided in this Lease, and Tenant shall be considered a Tenant at sufferance only.

8.16    Force Majeure

        Except as otherwise expressly set forth in this Lease, in any case where either party hereto is required to do any act, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such party's reasonable control shall not be counted in determining the time during which such act shall be completed, whether such time be designated by a fixed date, a fixed time or a "reasonable time," and such time shall be deemed to be extended by the period of such delay.

8.17    Building Rehabilitation and Repair

        During the term, Landlord may, at its sole discretion, choose to undertake rehabilitation, renovation, and/or repair of the Building, including, without limitation, remodeling the storefronts and installation of new windows, HVAC systems, stairwells, bathrooms, sprinkler systems, detection systems, etc. (collectively or singly referred to as "Rehabilitation"). Such Rehabilitation, which may be minor or major in nature, shall be undertaken solely at the Landlord's option and expense, and does not in any way constitute part of the Tenant's consideration under this Lease and does not in any way obligate Landlord to perform the same.

        Tenant recognizes and agrees that during the time that any Rehabilitation is made to the Building, Tenant may experience interruptions (including reasonable interruptions to services) due to such construction and rehabilitation work and agrees to cooperate fully with the Landlord's efforts to make such repairs and rehabilitation and further agrees that Tenant shall have no liability for said reasonable interruptions. In prosecuting such work, Landlord shall use diligent efforts to prevent or minimize interruption of and inconvenience to Tenant's use and enjoyment of and access to the Premises.

8.18    Compliance with Laws and Insurance Policies

        Tenant, at its own expense, shall comply with (and Landlord makes no representation with respect to) all laws, orders and regulations of Federal, State, County and City Authorities relating to its use of the Premises and its operations therein, provided, however, that Tenant shall have no obligation to make the structural components or mechanical, electrical, plumbing, HVAC or life safety systems of the Building or Premises or to comply with any law, order or regulation of Federal, State, County and City authorities, including, without limitation, the Americans with Disabilities Act, so called, except to the extent that said structural components or mechanical systems are installed by Tenant after the execution and delivery of this Lease. Tenant acknowledges that Landlord has made no warranties or representations about the permissibility of Tenant's proposed use under applicable zoning laws. Tenant, at its sole expense, shall comply with all rules, orders, regulations or requirements of the Board of Fire Underwriters or any other similar body pertaining to Tenant's particular use of the Premises, and shall not do or permit anything to be done or kept on the Premises, except as permitted by the Fire Department, Board of Fire Underwriter, Fire

Insurance Rating Organization, or other authority having jurisdiction. Except for those items necessary for the cleaning and maintenance of Tenant's business, which shall be properly stored to minimize the risk of fire and explosion, there shall not be brought or kept in or on the Premises any inflammable, combustible or explosive fluid, material, chemical or substance, nor shall any unusual or other objectionable odors permeate or emanate from the Premises. If the insurance premiums for the building increase because of anything Tenant does or permits to be done on the Premises, Tenant shall pay the full amount of such increase, That the Premises are being used for the Permitted Uses shall not relieve Tenant from the foregoing duties.


                              [END OF ARTICLE VIII]

              ARTICLE IX RIGHTS OF PARTIES HOLDING PRIOR INTERESTS

9.1     Lease Subordinate

        Provided Landlord obtains on behalf of Tenant a commercially reasonable nondisturbance agreement from the applicable mortgagee, this Lease shall be subject and subordinate to any mortgage now or hereinafter placed on the Lot or Building, or both, or any portion or portions thereof which are separately and together hereinafter in this Article IX referred to as "the mortgaged premises", and to each advance made or hereafter to be made under any mortgage, and to all renewals, modifications, increases, consolidations, replacements and extensions thereof and all substitutions therefor. The foregoing provision shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate that Landlord or any mortgagee may request. In the event that any mortgagee or its respective successor in title shall succeed to the interest of Landlord, then, at the option of such mortgagee or successor, this Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee or successor and to recognize such mortgagee or successor as its Landlord. Any mortgagee shall have the election to subordinate its mortgage to this Lease, exercisable by sending a notice of such election to Tenant, which notice may be recorded at the option of the mortgagee.

        Provided that Tenant is not in default under any of the terms of this Lease, Landlord shall use diligent efforts to obtain from any such mortgagee on Tenant's behalf an agreement on the part of such mortgagee to recognize this Lease and all of Tenant's rights hereunder as though this Lease were prior to any such mortgage, such agreement to be in form and substance of the Subordination, Non-Disturbance and Attornment Agreement attached hereto as Exhibit E and incorporated herein by reference (the "Non-Disturbance Agreement"), subject to the execution and delivery by Tenant, at the time of execution of this Lease, of the Non-Disturbance Agreement (and Tenant acknowledges that the execution of such Non-Disturbance Agreement by Landlord's mortgagee shall be at the sole discretion of such mortgagee), provided, however, that the mortgagee, or any purchaser at a foreclosure sale or otherwise, shall not be:

        (a) liable for any act or omission of a prior Landlord (including the Landlord); or

        (b) subject to any offset or defenses which the Tenant might have against any prior landlord (including the Landlord); or

        (c) bound by any rent or additional rent which the Tenant might have paid in advance to any prior landlord (including Landlord) for any period beyond the month in which foreclosure or sale occurs; or

        (d) bound by any security deposit which Tenant may have paid to any prior landlord (including Landlord), unless such deposit is in an escrow fund available to the mortgagee; or

        (e) bound by any agreement or modification of the Lease made without the consent of the mortgagee; or

        (f) bound by any notice of termination given by any prior landlord (including Landlord) without the mortgagee's written consent thereto; or

        (g) personally liable under this Lease and the mortgagee's liability under the Lease shall be limited to the ownership interest of the mortgagee in the Premises; or

        (h) liable for any fact or circumstance or condition to the extent existing or arising prior to the mortgagee's (or such purchaser's) succession to the interest of the Landlord under the Lease and such mortgagee or such purchaser further shall not be liable except during that period of time, if any, in which such mortgagee or purchaser and Tenant are in privity of estate.

        Any claim by Tenant under the Lease against the mortgagee or such successor shall be satisfied solely out of the mortgagee's or such successor's interest in the Premises and Tenant shall not seek recovery against or out of any other assets of mortgagee or such successor.

9.2     Modification, Termination, and Cancellation

        No assignment of the Lease and no agreement to make or accept any surrender, termination or cancellation of this Lease and no agreement to modify so as to reduce the rent, change the Term, or otherwise materially change the rights of Landlord under this Lease, to relieve Tenant of any obligations or liability under this Lease, shall be valid unless consented to by Landlord's mortgagees of record, if any. No fixed rent, additional rent, or any other charge shall be paid more than ten (10) days prior to the due date thereof and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee) be a nullity as against any mortgagee and Tenant shall be liable for the amount of such payments to such mortgagee.

9.3     Rights of Holder of Mortgage

        No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's mortgagees of record, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights; and (ii) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter; but nothing contained in this
Section 9.3 shall be deemed to impose any obligation on any such mortgagees to correct or cure any condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the mortgaged premises if the mortgagee elects to do so and a reasonable time to correct or cure the condition if such condition is determined to exist.

9.4     Assignment of Rents

        With reference to any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage on property which includes the Premises, Tenant agrees

        (a) that the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage, shall never be treated as an assumption by such holder of any of the obligations of Landlord hereunder, unless such holder shall, by notice sent to Tenant, specifically otherwise elect; and

        (b) that, except as aforesaid, such holder shall be treated as having assumed Landlord's obligations hereunder only upon foreclosure of such holder's mortgage (or the acceptance of a deed in lieu of foreclosure) and the taking of possession of the Premises.

9.5     Implementation of Article IX

        Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may reasonably be deemed necessary to implement the provisions of this Article IX.


                               [END OF ARTICLE IX]

                          ARTICLE X HAZARDOUS MATERIALS

10.1    Tenant's Obligations

        As used herein, the following definitions shall apply:

        1. "Hazardous Substance" means any substance, waste or material which is deemed hazardous, toxic, a pollutant or contaminant under any federal state or local statute, law, ordinance, rule, regulation, or judicial or administrative order or decision, now or hereafter in effect.

        2. "Hazardous Substance on the Premises" means any hazardous substance present in, on, near or emanating from the Premises or at the surface or below the surface thereof.

        3. "Applicable Law" shall mean all federal, state and local statutes, laws, ordinances, rules and regulations and judicial and administrative orders, rulings and decisions that are applicable now or in future to the Premises or any portion thereof or to any activity which shall take place thereon.

        Tenant shall not generate, store, release, dispose of or otherwise handle any Hazardous Substance on the Premises, the Building or the Lot; moreover, Tenant shall not take any action, conduct any activity or fail to take any action which causes, contributes, or is likely to cause or contribute to, a threat of release of any Hazardous Substance on the Premises, the Building or the Lot.

        Tenant furthermore shall not install or cause to be installed any chemical, oil or gasoline storage tank(s) on, under or around the Premises, the Building or the Lot and it shall not install or cause to be installed on, around or under the Premises, the Building or the Lot any transformers or other equipment which contain PCBs or other Hazardous Substances.

        Tenant shall defend, indemnify and hold harmless Landlord and any mortgagee of the Premises from and against any and all liability, loss, suits, claims, actions, causes of action, proceedings, demands, costs, penalties, fines and expenses, including without limitation, expenses of attorneys' fees, consultants' fees, and clean-up costs, resulting from the presence of, release of, or threat of release of, any Hazardous Substance on the Premises, or arising out from the action or inaction of Tenant, its employees, invitees, contractors, and agents, or arising out of the generation, storage, treatment, handling, transportation, disposal or release (or threat of release) by Tenant its employees, invitees, contractors and agents of any Hazardous Substance at or near the Premises, or arising out of any violation(s) by the same of any Applicable Law regarding Hazardous Substances.

        Tenant shall remove, clean-up and remedy any Hazardous Substance on the Premises, or any threat of release of Hazardous Substances on the Premises to the extent required by Applicable Law, and Tenant shall be obligated to continue to pay Annual Fixed Rent, additional rent and other sums due under the Lease until such removal, clean-up or remedy is completed in accordance with Applicable Laws, whether or not the term of this Lease shall terminate or expire. Tenant hereby grants Landlord the right to inspect the Premises throughout the term of this Lease, to determine that Tenant is in compliance with Applicable Laws and Tenant agrees to provide Landlord with all information necessary to ascertain that Tenant is in compliance with Applicable Laws.

        Tenant shall comply with all provisions of Massachusetts General Laws Chapter 21E, the Massachusetts Oil and Hazardous Material Release Prevention Act (the "Act"), and in that regard shall comply with all "operator" obligations therein including the reporting and requirements of Section 7 thereof.

        Any release or threat of release of any Hazardous Substance on the Premises, the Building or the Lot arising from the action or inaction of Tenant, its employees, invitees, contractors, or agents, any breach by Tenant of its obligations under this Addendum, or any violation by Tenant of the provisions of the Act shall constitute a default by Tenant under the Lease. In the event of such a default, notwithstanding any contrary provision contained herein, Landlord shall have the additional right, but not the obligation, to take any action or perform any act required by this Article X of the Tenant to such extent and in such manner as Landlord deems appropriate, including paying necessary costs, fees and attorneys' fees. The making of any such payment or the performing of any such act by the Landlord shall not waive or release the Tenant from its obligations and agreements hereunder. All amounts so paid by Landlord shall be immediately due and payable by Tenant to Landlord on demand, as additional rent with interest thereon at the rate of three (3) percent over the prime rate of interest announced from time to time by the First National Bank of Boston.

        Landlord, in addition and not in limitation of its rights in the preceding paragraph, shall have the right to enforce Tenant's obligations under this Article X by taking legal action seeking, without limitation, injunctive relief.

10.2    Survival

        The provision of this Article X shall survive the expiration or termination of this Lease.

        EXECUTED as a sealed instrument in two or more counterparts on the day and year first above written.

                                  LANDLORD:

                                  LANDMAN OMNIBUS V LIMITED PARTNERSHIP

                                  By: LANDMAN V CORPORATION, its general partner


                                      By:
                                         ----------------------------------
                                         Name: Lorenz Reibung
                                         Its:  President


                                  TENANT:

                                  APPLIED LANGUAGE TECHNOLOGIES, INC.,
                                  a Delaware corporation


                                      By:
                                         ----------------------------------
                                         Name:  Michael S. Phillips
                                         Title: Secretary/VP Eng

                            FIRST AMENDMENT TO LEASE
                            ------------------------

        This First Amendment to Lease is dated as of the 28th day of September, 1999, and is by and between Speechworks International, Inc., successor in interest to Applied Language Technologies, Inc. ("Tenant") and 695 Atlantic Avenue Company, L.L.C., successor in interest to Landman Omnibus V Limited Partnership ("Landlord").


                                   WITNESSETH:


        WHEREAS, Landlord and Tenant are parties to a certain Lease dated February 21, 1997 (the "Lease") with respect to a portion of the third floor of two contiguous buildings located at 695 Atlantic Avenue and 20-24 East Street, Boston, MA (the "Tenant's Space");

        WHEREAS, Tenant is the sublessee of the entire second floor of such buildings pursuant to a certain sublease dated as of the 1st day of April, 1998 by and between Exchange Applications, Inc. and Tenant (the "Subleased Premises");

        WHEREAS, Landlord and Tenant wish to amend the Lease in various respects as set forth below, including, without limitation by adding the entire tenth and eleventh floors of such building (the "Expansion Premises") to the space thereby demised to Tenant;

        WHEREAS, Landlord wishes to grant Tenant certain rights to directly lease the Subleased Premises from Landlord upon the expiration of the Prime Lease (as hereafter defined) and to grant Tenant certain rights to lease a portion of the fourth floor of such buildings (the "Substitute Premises") upon the terms and conditions set forth below; and

        WHEREAS, Landlord and Tenant wish to amend the Lease in certain other respects, as set forth below.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        I. All capitalized terms used herein and not herein defined shall have the meanings set forth in the Lease.

        2. Section 1.1 of the Lease is hereby amended by adding the following to the end thereof:

EXPANSION PREMISES:      25,060 square feet of rentable space on the tenth and
                         eleventh floor of the Building, as shown on the floor plan attached as Exhibit A-1 hereto.

SUBLEASED PREMISES:      Approximately 16,114 square feet of rentable space on
                         the second floor of the Building, as shown on the floor plan attached as Exhibit A-2 hereto.

SUBSTITUTE PREMISES:     Approximately 12,530 square feet of rentable space on
                         the fourth floor of the Building as shown on the floor plan attached as Exhibit A-3 hereto.

PRIME LEASE:             That certain lease dated July 9, 1996 by and between
                         Landman Omnibus V Limited Partnership and Grant and
                         Partners Limited Partnership with respect to the second floor of the Building.

CONSOLIDATED PREMISES:   So much of the Premises, the Expansion Premises, the
                         Subleased Premises and the Substitute Premises as shall have been leased to Tenant pursuant to the terms hereof.

        3. Section 1.1 of the Lease is further amended by deleting therefrom the definition of the "Term" and substituting the following therefor:

        The period commencing upon the Commencement Date and ending upon September 30, 2004.

        4. Section 1.1 is hereby further amended by deleting the defined term "ANNUAL FIXED RENT" and substituting therefor "ANNUAL FIXED RENT FOR TENANT'S SPACE" and by adding the following to the end of such portion of Section 1.1:

The period commencing            $34 per annum per       $426,020    $35,501.67
upon the expiration of           rentable square foot
Lease Year 5 and ending
upon September 30, 2004:

        5. Section 1.1 is further amended by adding the following definition directly after the definition of Annual Fixed Rent for Tenant's Space:

ANNUAL FIXED RENT FOR                 Rate                           Annual         Monthly
THE EXPANSION PREMISES:               ----                           Amount         Amount
                                                                     ------         -------
The period commencing upon            $33.00 per annum per         $826,980.00    $68,915.00
September 1, 1999 and expiring        rentable square foot
May 31, 2001:

The period commencing upon            $34.00 per annum per         $852,040.00    $71,003.34
June 1, 2001 and ending upon          rentable square foot
September 30, 2004:

ANNUAL FIXED RENT FOR                 Rate                           Annual         Monthly
THE SUBLEASED PREMISES:               ----                           Amount         Amount
                                                                     ------         -------
The period commencing upon            $34.00 per annum per         $547,876.00    $45,656.34
November 1, 2001 and ending           rentable square foot
September 30, 2004:

ANNUAL FIXED RENT FOR THE             Rate                           Annual         Monthly
SUBSTITUTE PREMISES:                  ----                           Amount         Amount
                                                                     ------         -------
The period commencing upon            $34.00 per annum per         $426,020.00    $35,501.67
July 1, 2002 and ending               rentable square foot
September 30, 2004:

        6. Section 1.1 is further amended by deleting the section thereof captioned "TENANT'S OPERATING EXPENSE AND TAX BASE" and replacing it with the following:

TENANT'S OPERATING
EXPENSE AND TAX BASE
FOR TENANT'S SPACE:    For the period expiring upon June 30, 2002, the
                       Operating Expenses and Taxes allocable to the Premises, on a square footage basis, during calendar year 1997, adjusted, however, as if Tenant had been in occupancy of the Premises for the entirety of calendar year 1997. For the period commencing July 1, 2002 and ending September 30,
                       2004, the Operating Expenses allocable to the Premises, on a square footage basis, during calendar 2001 and the Taxes allocable to the Premises on a square footage basis, during tax fiscal year 2002.

TENANT'S OPERATING EXPENSE    The Operating Expenses allocable to the Expansion
AND TAX BASE FOR THE          Premises, on a square foot basis, during calendar
EXPANSION PREMISES:           year 1999 and the Taxes allocable to the Expansion
                              Premises, on a square foot basis, during tax fiscal year 2000.

TENANT'S OPERATING EXPENSE    For the period beginning November 1, 2001 and
AND TAX BASE FOR THE          ending September 30, 2004, Operating Expenses
SUBLEASED PREMISES:           allocable to the Subleased Premises, on a square
                              foot basis, during calendar year 2000 and the Taxes allocable to the Subleased Premises, on a square footage basis, during tax fiscal year 2001.

TENANT'S OPERATING EXPENSE    The Operating Expenses allocable to the Expansion
AND TAX BASE FOR THE          Premises, on a square foot basis, during calendar
SUBSTITUTE PREMISES:          year 2001 and the Taxes allocable to the expansion
                              premises, on a square foot basis, during tax fiscal 2002.

        Each such Base shall be adjusted, however, as if Tenant had been in occupancy of the space in question for the entirety of the relevant base year.

        7. Section 2.1 of the Lease is hereby amended by adding the following to the end thereof:

        The inclusions and exclusions set forth herein with respect to the Premises shall also be applicable to the Expansion Premises, the Subleased Premises and the Substitute Premises.

        Effective as of October 1, 1999, Landlord leases to Tenant, and Tenant hires from Landlord, the Expansion Premises, subject to and with the benefit of the above inclusions and exclusions, provided, however, that until the Commencement Date (as such term is hereafter defined) with respect to the Expansion Premises, Tenant shall have no obligation to pay Annual Fixed Rent for the Expansion Premises or any other charges related thereto.

        8. Sections 2.2 and 2.3 are hereby amended by deleting the word "Premises" wherever it appears and substituting therefor the phrase "Consolidated Premises".

        9. Section 2.4 is hereby deleted in its entirety and replaced with the following:

        Tenant shall have and hold such portions of the Consolidated Premises as have been delivered to Tenant pursuant to this Lease, as amended, for a period commencing upon the date of such delivery by Landlord, (which date shall, with respect to such space, be the "Commencement Date") and continuing for the Term, unless sooner terminated as provided in Section
        6.1 or Article VII. If Landlord shall be unable to deliver any portion of the Consolidated Premises on the date scheduled therefor due to the holding over or retention of possession of any tenant or occupant, or if repairs, improvements or decorations of such portion of the Consolidated Premises or of the Building to be performed by Landlord are not completed, or for any other reason, Landlord shall use commercially reasonable efforts to remedy such inability, but shall not be subject to any liability for failure to deliver possession on said date, nor shall such failure affect the continuing validity of this Lease.

            The Commencement Date with respect to the Expansion Premises is scheduled to be October 1, 1999. In the event that Landlord shall be unable to deliver the Expansion Premises to Tenant on or before March 31, 2000, (the "Drop Dead Date") then notwithstanding anything herein to the contrary, either party may, by notice to the other within ten days following the Drop Dead Date, cause this Lease to be amended so that neither party shall have any further rights or obligations with respect to the Expansion Premises. In such event, the parties shall cooperate to cause such amendment to be reduced to writing in form and substance reasonably acceptable to both parties.

            Upon the commencement of the Term with respect to any portion of the Consolidated Premises, at the request of either party, the other party shall execute a Commencement Date Agreement in the form attached hereto as Exhibit C, modified to take into account that it shall be applicable only to a portion of the Consolidated Premises.

        10. Section 2.5 is hereby amended by deleting the first sentence of the third paragraph, and is further amended by deleting the word "Premises" wherever it appears and substituting therefor the phrase "Consolidated Premises".

        11. Section 2.6(A)(c) is hereby deleted in its entirety and replaced with the following:

            In any Fiscal Year when the Building has an average annual occupancy rate of Less than 95% then, for purposes of this Section 2.6, those Operating Expenses for the Property which are affected by actual occupancy levels will be extrapolated as though the Building were 95% occupied; and the "Operating Expenses Allocable to the Premises", the "Operating Expenses Allocable to the Expansion Premises", the "Operating Expenses Allocable to the Subleased Premises", and the "Operating Expenses Allocable to the Substitute Premises" shall mean the same proportion of Operating Expenses for the Property (as extrapolated) as the Rentable Floor Area of any such space bears to 95% of the Rentable Floor Area of the Building.

            In any Fiscal Year when the Building has an average annual occupancy rate of 95% or more, then the "Operating Expenses for the Property" shall be the actual Operating Expenses for the Property as defined in clause (b); and the "Operating Expenses Allocable to the Premises", the "Operating Expenses Allocable to the Expansion Premises", the "Operating Expenses Allocable to the Subleased Premises" and the "Operating Expenses Allocable to the Substitute Premises" shall mean the same proportion of the Operating Expenses for the Property as the Rentable Floor Area of such space bears to the Rentable Floor Area of the Building actually leased on an average annual basis for said Fiscal Year.

            In the case of any services which are not rendered to all areas on a comparable basis, the proportion allocable to the Consolidated Premises shall be in the same proportion which the floor area of the Consolidated Premises to which the service is rendered bears to the total floor area to which such service is rendered.

        12. Section 2.6(A)(e) is hereby deleted in its entirety and replaced with the following:

        "Tax Expenses Allocable to the Premises", "Tax Expenses Allocable to the Expansion Premises", "Tax Expenses Allocable to the Subleased Premises", and "Tax Expenses Allocable to the Substitute Premises" means the same proportion of the Landlord's Tax Expenses as the Rental Floor Area of such space bears to 100% of the Rentable Floor Area of the Building.

        13. Section 2.6(A)(g) is hereby amended by adding the following thereto:

        "Expansion Premises Expenses" shall mean the sum of Operating Expenses Allocable to the Expansion Premises and the Tax Expenses Allocable to the Expansion Premises.

        "Subleased Premises Expenses" shall mean the sum of Operating Expenses Allocable to the Subleased Premises and the Tax Expenses Allocable to the Subleased Premises.

        "Substitute Premises Expenses" shall mean the sum of Operating Expenses Allocable to the Substitute Premises and the Tax Expenses Allocable to the Substitute Premises.

        14. Sections 2.6(A)(h), 2.6(B) and 2.6(C) are hereby amended by (a) adding the phrase "Expansion Premises Expense, Subleased Premises Expense or Substitute Premises Expense, as applicable" directly after the phrase "Premises Expense" in each place where such phrase appears, and (b) by deleting the phrase "Tenant's Operating Expense and Tax Base" wherever it appears and substituting therefor the phrase "Tenant's Operating Expense and Tax Base for Tenant's Space, Tenant's Operating Expense and Tax Base for the Expansion Premises, Tenant's Operating Expense and Tax Base for the Subleased Premises, or Tenant's Operating Expense and Tax Base for the Substitute Premises, as applicable" in each place where such phrase appears.

        15. Section 2.8 of the Lease is hereby amended by adding the following to the end thereof:

            In addition to the Letter of Credit, upon execution of this First Amendment of Lease and as security for Tenant's obligations under this Lease, Tenant shall deliver to Landlord another letter of credit (the "Additional LOC") in the amount of $413,500.00. So long as Tenant shall not then be in default beyond the expiration of any period of grace and/or cure set forth in Article XII hereof, Tenant may reduce the balance of the Additional LOC to the amounts set forth below:

        From and after September 1,2001: $313,500; and
        From and after September 1, 2002: $213,500.

        To the extent applicable, all terms and provisions of this Lease with respect to the Letter of Credit shall be equally applicable to the Additional LOC, except as hereby amended.

        16. Landlord and Tenant agree that Sections 3.1 and 3.2 shall be inapplicable to the Expansion Premises, the Subleased Premises and Substitute Premises.

        17. Sections 3.3 and 3.4 are hereby amended by deleting therefrom each reference to Tenant's Space and the Premises and substituting therefor the phrase "Consolidated Premises".

        18. A new Section 3.5 is hereby added as follows:

            Landlord shall use commercially reasonable efforts, consistent with the rights of existing tenants, within ten (10) business days after Tenant's request, to allow Tenant to inspect the Subleased Premises and/or the Substitute Premises, in order for Tenant to determine the condition thereof. Notwithstanding anything in this Lease to the contrary, the Expansion Premises, when delivered to Tenant, and the Subleased Premises or the Substitute Premises, if delivered to Tenant shall be delivered broom clean and free of all movable personal property not owned by Tenant (except as Tenant may otherwise agree) but otherwise, in their condition as of the date that Tenant inspected such premises, if any, "as is", with all faults and defects of every kind and nature, whether patent or latent.

        19. Articles IV, V, VI, VII, VIII, and X are hereby amended by deleting therefrom each reference to the "Premises" and substituting therefore a reference to the "Consolidated Premises". Notwithstanding the foregoing, such articles shall be applicable to the Expansion

Premises, the Substitute Premises and the Subleased Premises only from and after such spaces shall be made available for Tenant's occupancy thereof pursuant to this Lease.

        20. Section 7.1 is hereby amended by deleting the phrase "Annual Fixed Rent" wherever it appears and substituting therefore the phrase "Annual Fixed Rent for Tenant's Space. Annual Fixed Rent for the Expansion Premises, Annual Fixed Rent for the Subleased Premises, or Annual Fixed Rent for the Substitute Premises".

        21. A new article is hereby added to the Lease, as follows:

                                   ARTICLE XI

                                OPTION TO EXTEND

        11.1 TENANT'S OPTION. Provided that at the time of exercise by Tenant under this Section 11.1, (i) there then exists no Default of Tenant under this Lease, (ii) this Lease is then in full force and effect,
        (iii) Tenant or a permitted assignee is in actual occupancy of at least 51% of the Consolidated Premises demised hereunder (or such portions thereof as Tenant shall have occupied at any time during the Term) and
        (iv) neither The Plymouth Rock, Inc., Landlord nor any affiliate of either such entity nor their related companies desires to use the Consolidated Premises upon expiration of the Term of this Lease (as evidenced by written notice of same by Landlord to Tenant given no later than thirty days after Tenant's notice of its intent to extend the Term) Tenant shall have the right and option to extend the Term for one (1) extended term of five (5) years (the "Extended Term"). The Extended Term shall commence on the day immediately succeeding the last day of the initial Term and shall end on the day immediately preceding the fifth
        (5th) anniversary of the first (1st) day of the Extended Term. Tenant shall exercise such option to extend by giving notice to Landlord of its desire to do so not later than nine (9) months prior to the expiration of the initial Term. Provided that the conditions set forth in this Section shall have been satisfied, the giving of such notice by Tenant shall automatically extend the Term for the Extended Term, and no instrument of renewal need be executed. In the event that Tenant fails to give such notice to Landlord, this Lease shall automatically terminate at the end of the initial Term and Tenant shall have no further option to extend the Lease Term, it being agreed that time is of the essence with respect to the giving of such notice. The Extended Term shall be on all the terms and conditions of this Lease, except that Tenant shall have no further options to extend, and the Annual Fixed Rent for the Extended Term shall be determined pursuant to Section 11.3 below.

        11.2 EXTENDED TERM RENT. The Annual Fixed Rent (as hereinafter defined) for the Extended Term shall be the Fair Market Rent for the Consolidated Premises (or so much thereof as shall be available for Tenant's occupancy upon the commencement of the Extended Term) as of the commencement date of the Extended Term. In no event shall the Annual Fixed Rent for the Extended Term be less than the Annual Fixed Rent in effect on the last day of the initial Term. Tenant shall in all events pay Tenant's Share of Taxes and Operating Expenses as Additional Rent in accordance with this Lease. For purposes hereof, the term "Annual Fixed Rent" shall mean the total of the Annual Fixed Rent for Tenant's Space and the Annual Fixed Rent for the Expansion Premises, along with the Annual Fixed Rent for the Subleased Premises or the Annual Fixed Rent for the Substitute Premises, if either such space shall have been delivered to Tenant as provided in this Lease.

        11.3 EXTENDED TERM RENT DETERMINATION. (a) If, pursuant to the provisions of Section 11.1 hereof, Tenant has exercised validly its option to extend the Term, a determination of the Fair Market Rent payable for the Consolidated Premises during the Extended Term shall be made in the manner described in Sections 11.3(b), (c) and (d) below.

        (b) At any time during the sixth (6th) month prior to the expiration of the initial Term, Landlord, in a notice given to Tenant, shall specify its determination of Fair Market Rent during the Extended Term. Within thirty (30) days after receipt of such determination, Tenant shall notify Landlord whether it disputes such determination of the Fair Market Rent. If Tenant shall fail to so dispute such determination, the Fair Market Rent determined by Landlord shall be conclusive and binding on Landlord and Tenant. If, within thirty (30) days after receipt of Landlord's notice, Tenant notifies Landlord that it disputes Landlord's determination of the Fair Market Rent, and Landlord and Tenant fail to reach agreement on the determination of the Fair Market Rent to be paid by Tenant during the Extended Term within thirty days after receipt by Landlord of Tenant's notice then either Landlord or Tenant (the "Initiating Party") shall initiate the proceedings for such determination by notice to the other, and by designating in such notice the name and address of a commercial real estate broker, consultant or appraiser willing to act in such determination and having at least five
        (5) years' experience in the leasing of first class office space in the financial district of Boston, Massachusetts (hereinafter called a "Qualified Appraiser"). Within ten (10) days after receipt by the other party (the "Responding Party") of such notice, the Responding Party, by notice given to the Initiating Party, shall designate the name and address of another Qualified Appraiser willing so to act in such determination. If the Responding Party shall fail, neglect or refuse within said 10-day period to designate another Qualified Appraiser willing so to act, the Qualified Appraiser designated by the Initiating Party shall alone conduct the determination of the Fair Market Rent during the Extended Term. If two (2) Qualified Appraisers have been designated as aforesaid, such Qualified Appraisers shall appoint an additional Qualified Appraiser (the "Third Qualified Appraiser") who is willing so to act in such determination, and notice of such designation shall be given both to the Initiating Party and to the Responding Party. If the two (2) Qualified Appraisers do not, within a period often (10) days after the appointment of the latter of them, agree upon and designate a Third Qualified Appraiser willing so to act, either Qualified Appraiser


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

        previously designated may request the Boston, Massachusetts Office of the American Arbitration Association to designate a Third Qualified Appraiser willing so to act and a Third Qualified Appraiser so appointed shall, for all purposes, have the same standing and powers as though the Third Qualified Appraiser had been originally appointed by the Qualified Appraisers first appointed. In case of the inability or refusal to serve of any person designated as a Qualified Appraiser, or in case any Qualified Appraiser for any reason ceases to be such, a Qualified Appraiser to fill such vacancy shall be appointed by the Initiating Party, Responding Party, the Qualified Appraisers first appointed or the Boston, Massachusetts office of the American Arbitration Association, as the case may be, whichever made the original appointment, or, if the party which made the original appointment fails to fill such vacancy, upon application of any Qualified Appraiser who continues to act or by the Initiating Party. the Responding Party or the Boston Office of the American Arbitration Association, and any Qualified Appraiser so appointed to fill such vacancy shall have the same standing and powers as though appointed originally. The resulting board of Qualified Appraisers, forthwith upon their appointment, shall (i) hear the parties to this Lease and their respective witnesses, (ii) examine the records relating to the Building and such other documents and records as may, in their judgment, be necessary and (iii) determine the Fair Market Rent to become applicable during the Extended Term.

        (c) If, pursuant to the preceding provisions, there is only one (1) Qualified Appraiser, a determination of Fair Market Rent by such sole Qualified Appraiser shall be final and binding upon the parties. Where, however, there exists a board of three (3) Qualified Appraisers, as is contemplated hereby, then the Fair Market Rent during the Extended Term shall be determined separately and independently by each of the three
        (3) Qualified Appraisers (such determinations being hereinafter referred to, individually, as an "Appraisal" and collectively, as the "Appraisals"), and the average resulting from such Appraisals shall, except as specifically provided otherwise in the next succeeding sentence, constitute the Fair Market Rent during the Extended Term. If, however, any one Appraisal is ten percent (10%) more or less than the Fair Market Rent resulting from the averaging of the three (3) Fair Market Rent Appraisals (an "Excluded Appraisal"), then the Excluded Appraisal shall be eliminated, as if never made, and the Fair Market Rent during the Extended Term shall be the average of the remaining two
        (2) Fair Market Rent Appraisals. Moreover, if by application of the provisions of the preceding sentence there are two (2) Excluded Appraisals, then the Fair Market Rent Appraisal which is not an Excluded Appraisal shall constitute the Fair Market Rent during the Extended Term. Further, if all three (3) Appraisals are Excluded Appraisals, then the Excluded Appraisal which is closest to the average of the three (3) Excluded Appraisals shall constitute the Fair Market Rent during the Extended Term. Fair Market Rent Appraisals made in accordance with the foregoing provisions shall be binding upon the parties to this Lease.

        (d) Each of the Landlord and Tenant shall pay the costs and fees of the Qualified Appraiser chosen by it, and Landlord and Tenant shall share the costs and fees of any


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

        Third Qualified Appraiser. Each of the Landlord and Tenant shall pay the legal fees and expenses of their respective counsel.

        22. A new article is hereby added to the Lease, as follows:


                                   ARTICLE XII

                                OPTION TO EXPAND

        12.1 Provided that at the time of exercise by Tenant under this Section 12.1, (i) there exists no Default of Tenant under this Lease, (ii) this Lease is then in full force and effect, (iii) Tenant or a permitted assignee is in actual occupancy of at least 90% of the Consolidated Premises demised hereunder (or such portions thereof as Tenant shall have occupied at any time during the Term), and (iv) neither Exchange Applications, Inc. nor any assignee or sublessee or affiliate thereof shall have any right to occupy the Subleased Premises (as evidenced by written notice of the same from Landlord to Tenant given prior to May 31, 2001)' then Tenant shall have the right and option to lease from Landlord the Subleased Premises commencing November 1, 2001 in accordance with, and subject to, the terms hereof for the balance of the Term, as the same may be extended. Tenant shall exercise such option to expand by giving notice to Landlord of its desire to do so not later than January 31, 2001. Provided that the conditions set forth in this section shall have been satisfied, the giving of such notice by Tenant shall automatically cause the Subleased Premises to become part of the Consolidated Premises, and into separate instrument need be executed by the parties, provided, however, that upon the request of either party, the other party shall execute any reasonable instrument or document to memorialize the addition of the Subleased Premises to the Consolidated Premises. In the event that Tenant fails to give such notice to Landlord, Tenant's rights under this Section 12.1 shall automatically terminate. and Tenant shall have no further option to expand into the Subleased Premises, it being agreed that time is of the essence with respect to the giving of such notice. Tenant's occupancy of the Subleased Premises shall be on all of the terms and conditions of this Lease, including, without limitation, the obligation to pay.. Annual Fixed Rent for the Subleased Premises and Tenant's Operating Expenses and Taxes for the Subleased Premises.

        12.2 In the event that the Subleased Premises shall be unavailable to Tenant due to the failure of condition (iv), above, then Tenant shall have the rights set forth in this Section 12.2.

        Provided that at the time of exercise by Tenant under this Section 12.2,
        (i) there exists no Default of Tenant under this Lease, (ii) this Lease is then in full force and effect, (iii) Tenant or a permitted assignee is in actual occupancy of at least 90% of the Consolidated Premises demised hereunder (or such portions thereof as Tenant shall have occupied at any time during the Term), (iv) neither The Plymouth Rock, Inc., Landlord nor any affiliate of either such entity nor their related companies desires to use the Substitute Premises upon expiration of the term of that certain Lease by and between Landlord and Internet Security with respect to the Substitute Premises (as evidenced by written notice of the same by Landlord to Tenant given no later than 60 days after Tenant's notice of its intent to expand) and (v) neither Exchange Applications, Inc. nor any assignee or sublessee or affiliate thereof shall have any right to occupy the Substitute Premises (as evidenced by the notice set forth above), then Tenant shall have the right and option to lease from Landlord the Substitute Premises commencing upon July 1, 2002 in accordance with, and subject to, the terms hereof for the balance of the Term, as the same may be extended. Tenant shall exercise such option to expand by giving notice to Landlord of its desire to do so not later than July 1, 2001. Provided that the conditions set forth in this section shall have been satisfied, the giving of such notice by Tenant shall automatically cause the Substitute Premises to become part of the Consolidated Premises, and no separate instrument need be executed by the parties, provided, however, that upon the request of either party, the other party shall execute any reasonable instrument or document to memorialize the addition of the Substitute Premises to the Consolidated Premises. In the event that Tenant fails to give such notice to Landlord, Tenant's rights under this Section 12.2 shall automatically terminate, and tenant shall have no further option to expand into the Substitute Premises, it being agreed that time is of the essence with respect to the giving of such notice. Tenant's occupancy of the Substitute Premises shall be on all of the terms and conditions of this Lease, including, without limitation, the obligation to pay Annual Fixed Rent for the Substitute Premises and Tenant's Operating Expenses and Taxes for the Substitute Premises.

        In the event that Tenant shall have effectively exercised its option to expand into the Substitute Premises, and Landlord shall be unable to, or shall fail to, deliver the Substitute Premises to Tenant on or before January 1, 2003, then Tenant may rescind such exercise by notice to Landlord given prior to January 10, 2003, and thereupon, neither party shall have any obligations to the other with respect to the Substitute Premises.

        23. This First Amendment to Lease, and all rights and obligations of the parties hereunder, is conditioned upon the execution by Landlord and Prism Rehab Systems, Inc., of a certain Lease Surrender and Termination Agreement with respect to the Expansion Premises on terms and conditions mutually acceptable to such parties.

        24. Except as hereby amended, the Lease shall remain in full force and effect and is hereby ratified and confirmed.

        25. Notwithstanding anything to the contrary herein, any provision hereof creating rights or obligations on the part of Tenant with respect to the Subleased Premises, the Expansion Premises or the Substitute Premises shall only be operative, and shall only be binding upon Landlord and Tenant from and after such time as Landlord shall make such space available for Tenant's occupancy.

        26. Landlord agrees that it shall take no action (including, without limitation, the granting of any additional rights to Exchange Applications or Internet Security) which would impair or defeat the rights granted to Tenant pursuant to Sections 21 or 22 hereof.

        Executed as a sealed instrument in two or more counterparts on the day and year first above written.

                                               LANDLORD: 695 ATLANTIC AVENUE
                                                         COMPANY, L.L.C.

                                               By: /s/ James M. Baily
                                                  ---------------------------
                                                   Name:
                                                   Title:

                                               TENANT: SPEECUWORKS
                                                       INTERNATIONAL, INC.

                                               By: /s/ Richard Westeman
                                                  ---------------------------
                                                   Name:  Richard Westeman
                                                   Title: Treasurer & CEO


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